Exhibit 10.15
LEASE AGREEMENT BETWEEN
HUDSON 604 ARIZONA, LLC,
a Delaware limited liability company
AS LANDLORD,
AND
ZIPRECRUITER, INC.,
a Delaware corporation
AS TENANT
604 ARIZONA AVENUE,
SANTA MONICA, CALIFORNIA

LEASE AGREEMENT
(California NNN Lease)
THIS LEASE AGREEMENT (“Lease”) is dated as of September 30, 2017, between HUDSON 604 ARIZONA, LLC, a Delaware limited liability company (“Landlord”), and ZIPRECRUITER, INC., a Delaware corporation (“Tenant”).
BASIC LEASE PROVISIONS

Premises:
All of that certain existing building having an address of 604 Arizona Avenue, Santa Monica, California, and consisting of approximately 44,260 rentable square feet (the “Building”) constructed on the Land (as defined below) as the Building and Land are approximately depicted on Exhibit A attached hereto. The “Premises” consists of the Land and the Building (collectively); provided, however, notwithstanding the foregoing, except to the extent expressly provided herein (including, without limitation, Paragraph 43 below), Tenant shall not have rights to the roof except as provided in this Lease. Landlord and its designees shall have the right to place necessary equipment serving the Premises on portions of the roof not covered by the Deck Space, and all necessary access right thereto. Subject to Landlord’s reasonable approval Tenant shall have the right to place equipment on the portion of the roof not occupied by the Deck Space to the extent same specifically serves the conduct of the Permitted Use from the Premises, including HVAC units, additional condenser water capacity, vents, roof mounted antenna(s) and/ or satellite dish(es). Tenant shall have no rights to the exterior walls of the Building and Landlord and its designees shall have all necessary access rights thereto.

Land:	The Land consists of approximately 22,462 square feet of land area (the “Land”), and is legally described on Exhibit A-1, on which the Building is constructed.

Tenant’s Proportionate Share:	100%

Lease Term:	Beginning on the Commencement Date (as defined below) and ending on the last day of the 84th full calendar month thereafter (the “Expiration Date”).

Prepaid Rent:	$243,430.00

Commencement Date:	June 1, 2018, subject to adjustment as provided in Paragraph 1.

Option to Extend:	See Paragraph 42 herein.

Monthly Base Rent:	The monthly Base Rent shall be as follows:

	Month of Lease Term: 1 - 12* 13 -24* 25 -36* 37-48 49-60* 61 -72 73 - 84	Base Rent: $243,430.00 per month $251,950.05 per month $260,768.30 per month $269,895.19 per month $279,341.52 per month $289,118.48 per month $299,237.62 per month
*Subject to the Base Rent Credit (as defined in Paragraph 4(b) below).

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Monthly Parking Fee:	The monthly Parking Fee shall be as follows:

	Month of Lease Term l - 12 13 -24 25-36 37-48 49-60 61-72 73 -84	Parking Fee: $8,500.00 per month $8,755.00 per month $9,017.65 per month $9,288.18 per month $9,566.82 per month $9,853.83 per month $10,149.44 per month

Initial Estimated Monthly Operating Expense Payments (estimate only and subject to adjustment to actual costs and expenses according to the provisions of this Lease):	$1.56 per square foot per month (estimate only and subject to adjustment to actual costs and expenses according to the provisions of this Lease).

Letter of Credit:	$2,000,000.00. See Paragraph 5 below.

Permitted Use:
General office use and ancillary and related uses thereto, so long as such ancillary and related uses are conducted (i) in accordance with all Legal Requirements, including applicable zoning for the Building, (ii) in a manner consistent with first-class buildings of the same or similar use as the Building and located in the metropolitan area in which the Building is located, and (iii) in accordance with the other terms and conditions of this Lease (the “Permitted Use”).

Tenant’s Notice Address:	401 Wilshire Blvd. 11th floor Santa Monica, CA 90401

Landlord’s Notice Address:	HUDSON 604 ARIZONA, LLC c/o Hudson Pacific Properties, Inc. 11601 Wilshire Boulevard, Suite 900 Los Angeles, California 90025 Attn: Property Management

Broker(s):	L.A. Realty Partners (Landlord’s broker) CRESA (Tenant’s broker)

Addenda:	Rules and Regulations; Exhibit A (Premises); Exhibit A-1 (Legal Description of the Land); Exhibit B (Intentionally Omitted); Exhibit C (Tenant Work Letter).

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LEASE
1.    Granting Clause; Lease Term.
(a)    In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease. The term of this Lease shall commence on the “Commencement Date” specified in or established above, and except as otherwise provided herein, shall continue in full force and effect through the number of months as provided above (the “Lease Term”); provided, however, that if the Commencement Date is a date other than the first day of a calendar month, the Lease Term shall consist of the remainder of the calendar month including and following the Commencement Date, plus said number of full calendar months. Notwithstanding the foregoing, immediately following execution of this Lease by both parties, provided payment of all sums due from Tenant to Landlord upon execution of this Lease has been made and Tenant has provided Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to the provisions of this Lease, and further provided same does not materially interfere with the Substantial Completion of Landlord’s Work (as reasonably determined by Landlord), Tenant shall be granted entry and access to the Premises for the- purpose of conducting measurements, testing, and any other purpose related to preparing the Premises for construction of the Tenant Improvements (as defined in Exhibit C), including mobilization therefor. Such early entry will not advance the Commencement Date.
(b)    Prior to February 1, 2018, Landlord shall use its commercially reasonable efforts to Substantially Complete Landlord’s Work (as defined in Exhibit C). Tenant agrees that prior to completion of Landlord’s Work, Tenant shall take no action which will materially interfere with the conduct of Landlord’s Work (as reasonably determined by Landlord). Upon Substantial Completion of Landlord’s Work, subject to all applicable laws, Landlord shall deliver the Premises to Tenant with Landlord’s Work substantially complete in all respects and otherwise in compliance with the requirements of this Lease (the “Delivery Date”), and Tenant shall be granted full possession of the Premises, and thereafter Tenant shall construct the Tenant Improvements in accordance with Exhibit C. After Landlord’s Work is Substantially Completed Landlord and Tenant will conduct a preliminary inspection of the Premises and will sign a schedule of items (the “Landlord’s Punch List”), if any, of Landlord’s Work requiring repair or completion. Landlord shall use its commercially reasonable efforts to cause to be repaired, at no expense to Tenant, all items set forth on Landlord’s Punch List within thirty (30) days thereafter. Completion of Landlord’s Punch List items by Landlord shall not delay Tenant’s acceptance of the Premises. However, if the completion of any item on Landlord’s Punch List materially delays the construction of the Tenant Improvements, the Commencement Date shall be deemed delayed by the extent of such delay in the construction of the Tenant Improvements. If Landlord fails to substantially complete the Punch List items within said 30-day period, Tenant shall have the right to notify Landlord in writing of such failure and if Landlord fails to substantially complete said Punch List items within fifteen (15) days following Landlord’s receipt of said notice, Tenant shall have the right to complete the same (at a reasonable cost, upon prior notice to Landlord and using vendors approved by Landlord) and seek reimbursement from Landlord of Tenant’s actual costs to complete said Punch List items. Furthermore, if any Landlord ACM Remediation Work (as defined in Section 30(f) below) is not completed prior to the Delivery Date or within sixty (60) days following the delivery by Tenant to Landlord of its demolition plan (the “Demo Plan”), then to the extent such delay in performing such Landlord ACM Remediation Work actually delays the construction of the Tenant Improvements, the Commencement Date shall be deemed delayed (on a day for day basis) by the extent of such delay in the construction of the Tenant Improvements. Notwithstanding anything to the contrary set forth herein, no conduct by Landlord under this paragraph shall be a basis for a claim of delay hereunder unless and until such conduct continues for three (3) business days after Landlord’s receipt of written notice thereof (which details the conduct causing the alleged delay). In addition, subject to compliance with Legal Requirements and receipt of written approval from the City of Santa Monica and provided the Delivery Date has occurred, Tenant may conduct business from the third (3rd) floor of the Premises from and after March 1, 2018. Tenant’s possession of the 3rd floor of the Premises as of March 1, 2018 following the Delivery Date will not advance the Commencement Date. In connection with the foregoing, Tenant agrees to deliver the Demo Plan with respect to the Tenant Improvements as soon as reasonably practicable.

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(c)    If for any reason the Delivery Date has not occurred on or before February 28, 2018, unless due to delays caused solely by Tenant or its agents, employees or contractors, the Commencement Date will be delayed on a day for day basis equal to the time period following February 28, 2018 until the Delivery Date.
(d)    If for any reason the Delivery Date has not occurred on or before March 31, 2018, unless due to delays caused solely by Tenant or its agents, employees or contractors, or Force Majeure events, Tenant shall accrue two (2) days of free Base Rent for each day of delay, commencing on April 1, 2018 and ending on the actual Delivery Date.
(e)    If for any reason the Delivery Date has not occurred on or before June 30, 2018, unless due to delays caused solely by Tenant or its agents, employees or contractors, or Force Majeure events, Tenant shall have the right to terminate this Lease by delivering written notice thereof to Landlord, which notice may be delivered at any time prior to the Delivery Date, and neither party shall have further obligation to the other except for obligations of Landlord and Tenant which may have accrued prior to the date of such termination and for those provisions of this Lease that expressly survive its termination, and the obligation of Landlord to pay to Tenant, within thirty (30) days after such termination, the “Start-Up Costs” (as hereinafter defined). For purposes hereof, the term “Start-Up Costs” shall mean all out-of-pocket fees, costs and expenses incurred by Tenant in connection with this Lease for legal, architectural, design and Tenant Improvement work, and Tenant pursuing governmental approvals for the Tenant Improvements At Landlord’s request, Tenant shall deliver to Landlord copies of supporting invoices which evidence the Start-Up Costs.
(f)    Tenant agrees to accept possession of the Premises, provided the Premises are in the condition required by this Lease, at such time as Landlord is able to tender the same. After the Commencement Date, Tenant shall, upon demand, execute and deliver a letter of acceptance of delivery of the Premises specifying the Commencement Date. Landlord and Tenant agree that the rentable square footage of the Building as set forth above shall be conclusive and binding on the parties.
(g)    All of the provisions of this Lease shall apply to Tenant and Landlord during any early entry, including, without limitation, the indemnities set forth in this Lease, but excluding only the obligation to pay Base Rent, the Parking Fees and Operating Expenses until the Commencement Date has occurred, whereupon Base Rent, the Parking Fees, and Operating Expenses shall commence as provided herein. During any such early entry, Landlord shall not be responsible for any loss, including theft, damage or destruction to any work or material installed or stored by Tenant at the Premises or for any injury to Tenant or its agents, employees, contractors, subcontractors, subtenants, assigns, licensees or invitees. Landlord shall have the right to post appropriate notices of non-responsibility in connection with any early entry by Tenant.
2.    Acceptance of Premises.
(a)    Subject to Paragraph 2(b) below, Tenant shall accept the Premises on the Commencement Date in its “as-is” condition, subject to all applicable laws, ordinances, regulations, covenants and restrictions, and Landlord shall have no obligation to perform or pay for any repair or other work therein, except that Landlord shall perform Landlord’s Work as provided in Exhibit C. Subject to the performance of Landlord’s Work, Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises are suitable for Tenant’s intended purposes. Subject to the performance of Landlord’s Work, Tenant acknowledges that (a) it has inspected and accepts the Premises in an “As-ls, Where-Is” condition, (b) the Building and improvements in the Premises are suitable for the purpose for which the Premises are leased and Landlord has made no warranty, representation, covenant, or agreement with respect to the merchantability or fitness for any particular purpose of the Premises, (c) the Premises are in good and satisfactory condition, (d) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, and (e) there are no representations or warranties, expressed, implied or statutory, that extend beyond the description of the Premises. Except as provided in Exhibit C and Paragraph 10, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use. Except as provided in Exhibit C, the taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken except

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for items that are Landlord’s responsibility under Paragraph 10 and any punch-list items agreed to in writing by Landlord and Tenant.
(b)    Landlord hereby assigns to Tenant, to the extent assignable, on a non-exclusive basis, all warranties and guaranties by Landlord’s contractor relating to the portions of the Premises that Tenant is responsible to maintain and repair pursuant to Paragraph 11 below. Subject to the terms and conditions of this Paragraph 2(b), Landlord warrants that the work performed by Landlord’s contractor (if any) with respect to the construction of the Base Building and Landlord’s Work will be free from material defects in workmanship and materials for a period of one (1) year following the Delivery Date, and that the mechanical, electrical, plumbing, sanitary sewer, sprinkler, heating, ventilation and air conditioning (“HVAC”), security, life-safety, elevator and other service systems or facilities of the Premises (inclusive of all lighting and electrical outlets in the Premises) will be in good condition and repair and working order as of the Delivery Date and for a period of a period of one (1) year following the Delivery Date (“Landlord’s Construction Warranty”). If there is a breach of Landlord’s Construction Warranty, Landlord shall, following timely written notice from Tenant identifying such breach with reasonable specificity, as Tenant’s sole and exclusive remedy, perform the work as is reasonably necessary to cure such breach in Landlord’s Construction Warranty. In connection with the performance of any such warranty work, (a) Landlord shall have the right to enter upon the Premises and into the Building in accordance with Paragraph 19 below (except that Landlord may enter at any time, without notice, in case of an emergency) to perform such work, and in no event shall the performance of such work by Landlord entitle Tenant to any abatement of rent or other compensation; and (b) Tenant shall cooperate with Landlord in identifying the defect in question. Notwithstanding the foregoing, in the event that such repairs in, about or affecting the Premises, substantially interferes with Tenant’s use of the Premises and Tenant is forced to close the entire Premises for business as a result thereof for a period in excess of three (3) consecutive business days, then Tenant shall have the right to an abatement of Rent for the time period following the end of such three (3) consecutive business day period until such interference is sufficiently removed to allow Tenant to reopen the Premises for business. Notwithstanding the foregoing, Landlord’s Construction Warranty shall not apply with respect to defects arising in connection with the Tenant Improvements, any work performed by Tenant and/or the misuse, overuse, negligence or willful misconduct of Tenant and/or its agents, employees, contractors, successors, assigns, licensees and/or invitees.
3.    Use; Compliance with Legal Requirements.
(a)    Subject to Tenant’s compliance with all zoning ordinances and Legal Requirements (as hereinafter defined), the Premises shall be used only for the Permitted Use; provided, however, no retail sales may be made from the Premises. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises or subject the Premises to use that would damage the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action in a manner that would constitute a nuisance or endanger Landlord. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk. If any increase in the cost of any insurance on the Premises is caused by Tenant’s use or occupation of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord’s prior written consent.
(b)    Tenant, at its sole expense, shall comply with all laws, including, without limitation, the Americans With Disabilities Act, orders, judgments, ordinances, regulations, codes; directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises (collectively, “Legal Requirements”). Tenant shall, at its expense, make any alterations or modifications, within or without the Premises, that are required by Legal Requirements related to Tenant’s specific use or occupation of the Premises. Notwithstanding the foregoing, Landlord acknowledges that as part of Landlord’s Work (except to the extent any of the following alterations or improvements are required as a result of Tenant’s specific use of the Premises (as opposed to general office use) or any alterations, improvements or other work performed by or on behalf of Tenant (including, without limitation, any Tenant-Made Alterations and/or the Tenant Improvements), in which case Tenant shall be responsible therefor at Tenant’s sole cost and expense), prior to the Delivery Date, Landlord (not Tenant) shall be

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responsible, at Landlord’s sole cost and expense, for making all alterations and improvements to remedy any existing violation of Legal Requirements (the “Existing Violations”) which existed prior to the Delivery Date.
(c)    Landlord hereby discloses to Tenant, in accordance with California Civil Code Section 1938, and Tenant hereby acknowledges that the Premises have not undergone an inspection by a Certified Access Specialist (CASp) to determine whether the Premises meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction related accessibility standards within the premises.” In furtherance of the foregoing, and notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant hereby agree as follows: (i) any CASp inspection requested by Tenant shall be conducted at Tenant’s sole cost and expense, by a CASp approved in advance by Landlord, subject to Landlord’s rules and requirements; and (ii) Landlord shall have no obligation to perform any work or repairs identified in any such CASp inspection; and (iii) to the extent that any work, repairs, replacements, or improvements are recommended or required by the CASp in connection with a CASp inspection requested by Tenant (or otherwise required as a result of such CASp inspection requested by Tenant or anything done by Tenant in its use or occupancy of the Premises), then, at Landlord’s election, Tenant shall be required to perform the same at Tenant’s sole cost and expense (subject to the terms and conditions of Paragraph 12 below, including Landlord’s right to approve of detailed plans and specifications in advance); provided, however, Landlord shall have the option to perform any or all of the foregoing at Tenant’s sole cost and expense (with Tenant to reimburse Landlord upon demand for the costs and expenses incurred by Landlord in performing the same).
(d)    Subject to compliance with all Legal Requirements, the requirements of Landlord’s insurance providers, and all reasonable rules and regulations established by Landlord from time to time (including, without limitation, the Animal Rules and Regulations for the Premises attached hereto as Exhibit D which the parties hereby agree are deemed reasonable), in connection with the Permitted Use of the Premises, a maximum of twenty (20) “Dogs” (as defined in Exhibit D attached hereto) shall be permitted at the Premises at any given time. Notwithstanding anything to the contrary contained in this Section, but subject to all zoning ordinances, applicable laws, the requirements of Landlord’s insurance providers, and all reasonable rules and regulations established by Landlord from time to time (including, without limitation, the Animal Rules and Regulations for the Premises attached hereto as Exhibit D), Tenant, its agents, employees, contractors, and/or invitees shall be permitted to use certified and trained service, animals as needed.
4.    Base Rent.
(a)    Tenant shall pay Base Rent in the amounts set forth on the first page of this Lease. The Prepaid Rent (as set forth in the Basic Lease Provisions above) shall be due and payable on the date hereof (and shall be applied against Base Rent first due under this Lease), and Tenant promises to pay to Landlord in advance; without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations and shall constitute rent. Tenant shall have no right any time to abate, reduce, or set-off any rent due hereunder except where expressly provided in this Lease. Tenant acknowledges that late payment by Tenant to Landlord of any rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to determine. Therefore, if Tenant is delinquent in any monthly installment of Base Rent, estimated Operating Expenses or other sums due and payable hereunder for more than five (5) days, Tenant shall pay to Landlord on demand a late charge equal to four percent (4%) of such delinquent sum. The parties agree that such late charge represents a fair and reasonable estimate of the

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costs that Landlord will incur by reason of such late payment by Tenant. The late charge shall be deemed to be rent, and the right to require it shall be in addition to all of Landlord’s other rights and remedies for a payment failure of Tenant, including the right to charge interest on the past due amount. Notwithstanding the foregoing, Tenant shall not be liable for the first late charge due during any calendar year, provided the overdue amounts for which such late charge would be assessed is paid within ten (10) days after written notice from Landlord.
(b)    Subject to the terms and conditions of this Paragraph 4(b), provided that no Event of Default then exists under this Lease, Tenant shall be credited with (i) the payment of monthly Base Rent with respect to the entire Premises for the first (1st), second (2nd), sixth (6th), thirteenth (13th), twenty-fifth (25th) and forty-ninth (49th) full calendar months of the initial Lease Term only (collectively, the “Base Rent Credit”), as and when the same becomes due and payable, for a total Base Rent Credit equal to $1,522,349.80 in the aggregate. No such Base Rent Credit shall reduce or limit any other amounts which are otherwise payable by Tenant under this Lease (including, without limitation, Operating Expenses and the Parking Fees).
5.    Letter of Credit.
(a)    As security for the full and faithful payment of all sums due under this Lease and the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, upon delivery of an executed copy of this Lease to Landlord, Tenant shall deliver to Landlord a letter of credit in the amount of Two Million Dollars ($2,000,000.00) (the “LC Amount”) in favor of Landlord and effective immediately upon issuance (the “Letter of Credit”). The Letter of Credit initially delivered pursuant to this paragraph and all substitutions, replacements and renewals of it, must be consistent with and shall satisfy all the following requirements: (i) the Letter of Credit shall be clean, irrevocable and unconditional; (ii) the Letter of Credit must be issued by a national bank which is a member of the New York Clearing House and which has a banking office dedicated to the administration and payment of letters of credit in the State of California, which bank must be reasonably satisfactory to Landlord (provided that for purposes hereof, Silicon Valley Bank shall be deemed to be an approved bank); (iii) the Letter of Credit shall have an expiration date no earlier than the first anniversary of the date of its issuance and shall provide for its automatic renewal from year to year unless terminated by the issuing bank by notice to Landlord given not less than sixty (60) days prior to its expiration date by registered or certified mail or recognized overnight courier service (and the final expiration date of the Letter of Credit and all renewals of it shall be no earlier than sixty (60) days following the end of the Lease Term); (iv) the Letter of Credit may be drawn at the State of California banking office of the issuer and must allow for draws to be made at sight pursuant to a form of draw request which has been approved by Landlord; (v) the Letter of Credit must allow for one draw in the whole amount or multiple partial draws (and Landlord shall not, as a condition to any draw, be required to deliver any certificate, affidavit or other writing to the issuer expressing the basis for the draw, nor shall the issuer have the right to inquire as to the basis for the draw); (vi) the Letter of Credit shall be freely transferable by Landlord in connection with a transfer of Landlord’s interest in the Premises and this Lease; (vii) the Letter of Credit shall be governed by (A) the International Standby Practices (SP 98 published by the International Chamber of Commerce and (B) the United Nations Convention on Independent Guarantees and Standby Letters of Credit; and (viii) the Letter of Credit shall otherwise be in such reasonable form and shall be subject to such reasonable requirements as Landlord may require. Without limiting the generality of the foregoing, the Letter of Credit must be issued by a bank or financial institution reasonably acceptable to Landlord (x) that is chartered under the laws of the United States, any state thereof or the District of Columbia, and which is insured by the Federal Deposit Insurance Corporation, (y) whose long-term debt ratings on bank level senior debt obligations are rated in not lower than the second highest category by at least two of Pitch Ratings Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”) or their respective successors (the “Rating Agencies”) (which, as of the date hereof, shall mean AA from Fitch, Aa from Moody’s or AA from S&P) and (z) which has a short-term deposit rating at the bank level in the highest category from at least two Rating Agencies (which shall mean Fl from Fitch, P-1 from Moody’s and A-1 from S&P).
(b)    Landlord may draw on the Letter of Credit, in whole or in part at Landlord’s election, without advance notice to Tenant at any time or from time to time on or after (a) the occurrence of any Event of Default, or (b) if Tenant, or anyone in possession of the Premises (or any portion thereof) through Tenant, holds over after the expiration or earlier termination of this Lease, or (c) Landlord is given notice by the issuer of the Letter of Credit that it is terminating the Letter of Credit, or (d) the Letter of Credit expires on a specified date by its terms

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and is not renewed or replaced at least thirty (30) days in advance of its expiration date, or (d) to the extent permitted by law, in the event any bankruptcy, insolvency reorganization or any other debtor creditor proceeding is instituted by or against Tenant. Tenant hereby waives the provisions of any law, now or hereafter in effect, which limits the manner in which Landlord may apply sums drawn from the Letter of Credit, it being agreed that Landlord may apply such amounts to pay delinquent payments due under this Lease, and the amount of any damage, loss, injury, expense or liability suffered or incurred by Landlord as a result of such Event of Default, without prejudice to any other remedy provided herein or provided by law. The balance of any amounts Landlord may draw on the Letter of Credit not so applied shall be held by Landlord as a cash security deposit to pay delinquent payments due under this Lease, and the amount of any damage, loss, injury, expense or liability suffered or incurred by Landlord as a result of an Event of Default.
(c)    In addition, if at any time the bank or financial institution that issues the Letter of Credit is declared insolvent, or is placed into receivership by the Federal Deposit Insurance Corporation or any other governmental or quasi-governmental institution, or if there is a material adverse change in the financial or business condition of the bank or financial institution from the date of this Lease as reasonably determined by Landlord, then following written notice from Landlord, Tenant shall have ten (10) days to replace the Letter of Credit with a new letter of credit from a bank or financial institution reasonably acceptable to Landlord. If Tenant does not replace the Letter of Credit with a new letter of credit from a bank or financial institution reasonably acceptable to Landlord within such ten (10) day period, then notwithstanding anything to the contrary herein, Tenant shall be in default under the Lease (without any further notice or opportunity to cure), and Landlord shall have the right to draw upon the Letter of Credit for the full amount of the Letter of Credit, and such amount shall be held by Landlord as a cash security deposit for application, at Landlord’s election, to pay delinquent payments due under this Lease, and the amount of any damage, loss, injury, expense or liability suffered or incurred by Landlord as a result of an Event of Default.
(d)    Landlord may apply any sum drawn on the Letter of Credit to pay delinquent payments due under this Lease, and the amount of any damage, loss, injury, expense or liability suffered or incurred by Landlord as a result of an Event of Default in such order and priority as Landlord elects in its absolute discretion. If any of the proceeds drawn on the Letter of Credit are not so applied immediately, Landlord shall retain any such excess proceeds as a cash security deposit for application, at Landlord’s election, to pay delinquent payments due under this Lease, and the amount of any damage, loss, injury, expense or liability suffered or incurred by Landlord as a result of an Event of Default, in such order and priority as Landlord elects in its absolute discretion. Tenant shall, within ten (10) days after Landlord’s demand, restore the amount of the Letter of Credit drawn so that the Letter of Credit is restored to the original amount of the Letter of Credit, less any amount Landlord has drawn down by Landlord and held as a cash security deposit. If Tenant does not restore the Letter of Credit to such amount within the required time period, such non-restoration shall be considered an Event of Default.
(e)    Additionally, Landlord’s draw and application of all or any portion of the proceeds of the Letter of Credit shall not impair any other rights or remedies provided under this Lease or under applicable law and shall not be construed as a payment of liquidated damages. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, the Letter of Credit and any amount held by Landlord as a cash security deposit shall be returned to Tenant or, if Landlord has drawn on the Letter of Credit, the amount being held as a cash security deposit, without interest, within sixty (60) days after the expiration or termination of the Lease Term, delivery of possession of the Premises by Tenant to Landlord in accordance with this Lease, and the satisfaction by Tenant of all of its obligations under the Lease,
(f)    On any request by Landlord made during the Lease Term, Tenant shall cooperate in accomplishing any reasonable modification of the Letter of Credit requested by Landlord. If the Letter of Credit should be lost, mutilated, stolen or destroyed, Tenant shall cooperate, at no cost to Tenant, in obtaining the issuance of a replacement.
(g)    Tenant shall not assign or grant any security interest in the Letter of Credit and any attempt to do so shall be void and of no effect.

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(h)    In the event of a sale or transfer of Landlord’s estate or interest in the Premises, Landlord shall transfer the Letter of Credit to the vendee or the transferee, Tenant shall pay any transfer fees charged by the issuing bank and Landlord shall thereafter be considered released by Tenant from all liability for the return of the Letter of Credit. Tenant shall cooperate in effecting such transfer.
(i)    No mortgagee or purchaser of any or all of the Premises at any foreclosure proceeding brought under the provisions of any mortgage shall (regardless of whether the Lease is at the time in question subordinated to the lien of any mortgage) be liable to Tenant or any other person for any or all amounts drawn against the Letter of Credit or any other or additional security deposit or other payment made by Tenant under the provisions of this Lease), unless Landlord has actually transferred the Letter of Credit to such mortgagee or purchaser, or delivered it in cash to such mortgagee or purchaser, as the case may be.
(j)    Notwithstanding anything to the contrary contained in this Lease, the LC Amount shall be reduced in accordance with the following schedule. Any reduction of the LC Amount may be effectuated either via an amendment to the existing Letter of Credit or a replacement Letter of Credit.

Reduction Date	Reduction Amount	LC Amount -after Reduction
Last day of the 24th month following the later of the Commencement Date or the posting of the Letter of Credit	$400,000.00	$1,600,000.00
Last day of the 36th month following the later of the Commencement Date or the posting of the Letter of Credit	$400,000.00	$1,200,000.00
Last day of the 48th month following the later of the Commencement Date or the posting of the Letter of Credit	$400,000.00	$800,000.00
Last day of the 60th month following the later of the Commencement Date or the posting of the Letter of Cred it	$250,000.00	$550,000.00
Tenant agrees and acknowledges that the foregoing LC Amount reduction schedule is conditioned upon no Event of Default occurring and/or existing under this Lease at the time of each such reduction. In the event an Event of Default then exists under this Lease, then the foregoing reduction schedule shall be null and void and Landlord shall not be required to accept (nor shall Tenant be entitled to) any further reduction of the LC Amount; provided that upon Tenant curing any such Event of Default (and provided no other Events of Default then exist), the LC Amount shall be retroactively reduced by the applicable “Reduction Amount” Tenant shall not be entitled to reduce the LC Amount except as expressly set forth in this Paragraph 5(j). Provided no Event of Default exists, Landlord agrees, within ten (10) business days after receipt of Tenant’s written request following the applicable reduction date, to execute and deliver to the bank a reduction certificate in the form required by the Letter of Credit to effect the applicable reduction permitted hereby. If Landlord fails to deliver such certificate to the bank within such ten (10) business day period, then without limiting any other rights or remedies of Tenant, Tenant shall have the right to charge Landlord an amount equal to Five Hundred Dollars ($500.00) per day for each day thereafter until Landlord delivers the reduction certificate to the bank pursuant to the terms hereof.
6.    Operating Expense Payments.
(a)    During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to l/12th of the annual cost, as estimated by Landlord from time to time, of Tenant’s Proportionate Share (hereinafter defined) of Operating Expenses for the Premises. Payments thereof for any fractional calendar month shall be prorated. The provisions of this Paragraph 6 shall survive the expiration or earlier termination of the Lease.
(b)    The term “Operating Expenses” means all costs and expenses incurred by Landlord in connection with the ownership, maintenance, and/or operation of the Premises including; but not limited to costs of:

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utilities; maintenance, repair and replacement of all portions of the Premises, including without limitation, paving and parking areas, roads, roofs, roof membrane, alleys, and driveways; mowing, snow removal, landscaping, and exterior painting; the cost of maintaining utility lines and installations, fire sprinklers and fire protection systems, exterior lighting and mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Premises is subject; fees payable to tax consultants and attorneys for consultation and contesting taxes; environmental insurance, environmental management fees and environmental audits; the cost of any insurance deductibles for insurance maintained by Landlord; property management fees (not to exceed 3% of Base Rent) payable to a property manager, including any affiliate of Landlord; an administration fee (not to exceed $75,000 per annum); security services (if requested by Tenant); trash collection, janitor services, sweeping and removal; and additions or alterations made by Landlord to the Premises or the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or intended to effect economies in the operation or maintenance of the Premises, and/or intended to reduce current or future Operating Expenses (provided that the cost of such additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis with interest (at 3.5% over prime per annum) over a period equal to the useful life thereof for federal income tax purposes and included in Operating Expenses only to the extent of the amortized amount for the respective calendar year). In addition, Operating Expenses shall include (1) Taxes (hereinafter defined) due and payable each calendar year during the Lease Term, and (2) the cost of insurance maintained by Landlord for the Premises for each calendar year during the Lease Term. Subject to the below exclusions, the cost of any repairs or replacements which are classified as capital expenditures under generally accepted accounting principles shall not be wholly included in Operating Expenses in the year incurred and, instead, shall be amortized with interest (at 5% over prime per annum) over the useful life of the applicable item for federal income tax purposes and included in Operating Expenses only to the extent of the amortized amount for the respective calendar year. Landlord shall obtain at least three (3) bids for any repair or maintenance expense which is anticipated to be in excess of Twenty-Five Thousand Dollars ($25,000.00).
(c)    Notwithstanding the foregoing, Operating Expenses do not include:
(1)    Costs of leasing space in the Building, including brokerage commissions, lease concessions, rental abatements and construction allowances;
(2)    Costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants or in renovating or redecorating vacant space, except in connection with general maintenance and repairs provided to the Premises in general;
(3)    Depreciation;
(4)    Sums paid to subsidiaries or other affiliates of Landlord for services on or to the Building and/or the Premises but only to the extent that the costs of such services exceed the reasonably competitive cost for such services rendered by persons or entities of similar skill, competence and experience;
(5)    Landlord’s general corporate overhead, general administrative expenses, advertising and promotional expenditures;
(6)    Compensation paid to clerks, attendants or other persons working in or managing commercial concessions operated by Landlord;
(7)    Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Building which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Building and/or the Premises;
(8)    Items and services to the extent Tenant reimburses Landlord other than through Operating Expenses (such that there would be duplication in charges to Tenant);

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(9)    Repairs or other work occasioned by fire, windstorm or other casualty, or by condemnation, the costs of which are reimbursed to Landlord by insurers, other parties or by governmental authorities in eminent domain;
(10)    Debt service under mortgages;
(11)    Rental payments to any ground lessor or landlord;
(12)    Penalties, interest or late fees in connection with Landlord’s late payment of Taxes, except to the extent the same was caused by Tenant’s failure to timely its Proportionate Share of Taxes to Landlord (in which case Tenant shall be responsible for same);
(13)    costs incurred by Landlord in connection with the correction of latent defects in the original construction of the Building or latent defects with respect to any structural elements of the Building;
(14)    capital expenditures required to remedy a condition existing prior to the Delivery Date which a governmental authority with jurisdiction, if it had knowledge of such condition prior to the Delivery Date and if such condition was not subject to a variance or a grandfathered code waiver exception, would have then required to be remedied pursuant to then-current applicable Legal Requirements, in their form existing as of the Delivery Date (and pursuant to the then current interpretation of such Legal Requirements by such governmental authority as of the Delivery Date);
(15)    Costs of remediation of any Landlord’s Hazardous Materials (as defined in Paragraph 30 below); and
(16)    Costs incurred as a result of the negligence or willful misconduct of Landlord, its agents, employees and contractors.
(d)    Within one hundred eighty (180) days following the end of each calendar year wholly or partially included within the Term, Landlord shall use commercially reasonable efforts to deliver to Tenant a statement of annual Operating Expenses for such year in reasonable detail (each, an “Actual Statement”). If Tenant’s total payments of Operating Expenses for any year are less than Tenant’s Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within thirty (30) days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant’s next payments. For purposes of calculating Tenant’s Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. If Landlord fails to deliver the Actual Statement to Tenant within said 180-day period, then Tenant shall have no further obligation to make the payments referenced in Section 6(a) above until such time as Landlord delivers the Actual Statement to Tenant (provided that, within five (5) business days following the delivery by Landlord of the Actual Statement to Tenant, Tenant shall pay to Landlord the payments otherwise due and owing by Tenant to Landlord under Section 6(a) above which were not paid due to the late delivery of the Actual Statement to Tenant).
(e)    Tenant’s “Proportionate Share” shall be the percentage set forth on the first page of this Lease. The estimated Operating Expenses for the Premises set forth on the first page of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate.
(f)    Provided Tenant is not then in default beyond any applicable cure period of its obligations to pay rent, or any other payments required to be made by it under this Lease, Tenant shall have the right, once each calendar year, to cause a Qualified Person (as defined below) to reasonably review supporting data for any portion of an Actual Statement of annual Operating Expenses delivered by Landlord (provided, however, Tenant may not have an audit right to documentation relating to Building operations unrelated to Operating Expenses as this would far exceed the relevant information necessary to properly document a pass-through billing

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statement, but real estate tax statements, and information on utilities, repairs, maintenance and insurance will be available), in accordance with the following procedure:
(1)    Tenant shall, within one (1) year after any Actual Statement is delivered, deliver a written notice to Landlord specifying that Tenant desires to review the underlying records and documentation relating to the items specified in the applicable Actual Statement in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including without limitation, Tenant’s obligation to make all payments of rent and all payments of Tenant’s Operating Expenses) pending the completion of and regardless of the results of any review of records under this Paragraph. The right of Tenant under this Paragraph may only be exercised once for any Actual Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right; the right of Tenant under this Paragraph for a particular Actual Statement shall be deemed waived.
(2)    Tenant acknowledges that Landlord maintains its records for the Premises at the office of Landlord’s property manager in California, and Tenant agrees that any review of records under this Paragraph shall be at the sole expense of Tenant (except as otherwise provided herein) and shall be conducted by a Qualified Person. Tenant acknowledges and agrees that any records reviewed under this Paragraph constitute confidential information of Landlord, which shall not be disclosed to anyone other than (A) the Qualified Person performing the review, (B) the principals of Tenant who receive the results of the review, (C) Tenant’s employees, agents, contractors and consultants in the course of their respective businesses, (D) Tenant’s existing and prospective lenders, investors, assignees and/or subtenants, or (E) as may be required by applicable governmental authority. The disclosure of such information to any other person not permitted herein, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.
(3)    Any errors disclosed by the review shall be promptly connected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by a Qualified Person. In the event of a disagreement between the two (2) reviews, the two (2) Qualified Persons who conducted Landlord’s and Tenant’s reviews shall jointly designate a third (3rd) Qualified Person, at Tenant’s sole cost and expense (except as otherwise indicated in this Lease), to conduct a review of Landlord’s records. The review of such third (3rd) Qualified Person shall be deemed correct and binding upon the parties. In the event that the final results of such review of Landlord’s records reveal that Tenant has overpaid obligations for the preceding period, the amount of such overpayment shall be credited against Tenant’s subsequent installment obligations to pay the estimated Operating Expenses; provided, however, if Tenant has overpaid by more than four percent (4%), Landlord shall pay the reasonable out-of-pocket cost of the review of Landlord’s records by Tenant’s Qualified Person and the reasonable out-of-pocket cost of the review of Landlord’s records by the third (3rd) Qualified Person. If this Lease has expired, Landlord shall return the amount of such overpayment to Tenant within thirty (30) days after such reviews have been made. In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord within thirty (30) days thereafter. A “Qualified Person” means an employee of Tenant, an accountant or other person experienced in accounting for income and expenses of commercial projects engaged by Tenant.
7.    Utilities.
(a)    Upon the Commencement Date, Landlord shall cause the utilities for the Premises to be placed in the name of Tenant. Following the Commencement Date, Tenant shall timely pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant’s use of the Premises. Landlord shall have no responsibilities whatsoever in connection with the foregoing. Landlord may cause at Tenant’s expense any utilities to be separately metered or charged directly to Tenant by the provider. Except as expressly provided in the remainder of this Paragraph 7(a), no interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent. If Tenant is prevented from using, and does not use, the Premises or a substantial portion thereof as a result of any interruption in utilities to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees and/or

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contractors, and such failure was not caused directly or indirectly by the negligence or willful misconduct of Tenant, its employees, agents, contractors, invitees or licensees (an “Abatement Event”), then Tenant shall give written notice of such Abatement Event to Landlord. If the Abatement Event continues for three (3) consecutive business days (the “Abatement Period”) after Landlord’s receipt of Tenant’s written notice, then Base Rent, Parking Fee and Operating Expenses shall be abated or reduced after expiration of the Abatement Period, for such time that Tenant continues (as a result of the Abatement Event) to be so prevented from using, and does not use, the Premises or a substantial portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises.
(b)    Landlord shall provide standard janitorial services to the Premises five days per week (excluding any weekends and holidays) including but not limited to removal of Tenant’s refuse and trash to the Building trash area, the cost of which shall be included in Operating Expenses. Landlord shall obtain at least three (3) bids for janitorial services.
(c)    Energy Consumption Data. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that Landlord, at its election, may contact any utility company providing utility services to the Premises in order to obtain data on the energy being consumed by the occupant of the Premises. Furthermore, Tenant agrees to provide Landlord with Tenant’s energy consumption data within thirty (30) days after Landlord’s request for the same. Tenant acknowledges that pursuant to applicable Legal Requirements, Landlord may be required to disclose information concerning Tenant’s energy usage at the Building to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Building (the “Tenant Energy Use Disclosure”). Tenant hereby (A) consents to all such Tenant Energy Use Disclosures, and (B) acknowledges that Landlord shall not be required to notify Tenant of any Tenant Energy Use Disclosure. Tenant agrees to take such further actions as are necessary in order to further the purpose of this paragraph, including, without limitation, providing to Landlord the names and contact information for all utility providers serving the Premises, copies of utility bills, written authorization from Tenant to any such utility company to release information to Landlord, and any other relevant information reasonably requested by Landlord or the applicable utility company.
8.    Taxes.
(a)    General. Landlord shall pay all taxes, assessments, special assessments, improvement districts, and governmental charges (collectively referred to as “Taxes”) that accrue against the Premises during the Lease Term. Taxes shall be included as part of the Operating Expenses charged to Tenant pursuant to Paragraph 6 hereof during each year of the Lease Term, based upon Landlord’s reasonable estimate of the amount of Taxes, and shall be subject to reconciliation and adjustment pursuant to Paragraph 6 once the actual amount of Taxes is known. Taxes shall include without limitation any increase in any of the foregoing based upon construction of improvements on the Premises or changes in ownership (as defined in the California and Revenue Taxation Code). Landlord may contest by appropriate legal proceedings the amount, validity or application of any Taxes or liens thereof and any costs incurred in such contest may be included as part of Taxes. All capital levies or other taxes assessed or imposed on Landlord upon the rents payable to Landlord under this Lease and any franchise tax, any excise, transaction, sales, business and occupation or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such results from the Premises or any portion thereof shall be paid by Tenant to Landlord monthly in estimated installments or within thirty (30) days of demand, at the option of Landlord, as additional rent; provided, however, in no event shall Tenant be liable for any net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable here-under. If any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant, and if any such taxes are levied or assessed against Landlord or Landlord’s property and (a) Landlord pays them or (b) the assessed value of Landlord’s property is increased thereby and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within thirty (30) days after Landlord’s request therefor. Nothing contained in this Lease shall require Tenant to pay any inheritance taxes, gift taxes, transfer taxes, franchise taxes, excise taxes, net income taxes, profit taxes, and/or capital levies, except to the extent same are specifically substituted in lieu of Taxes otherwise payable hereunder. Furthermore, nothing contained in this Lease shall require Tenant to pay any late payment charges and penalties arising out of Landlord’s failure to timely pay Taxes, except to the extent the same was caused by Tenant’s

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failure to timely its Proportionate Share of Taxes to Landlord (in which case Tenant shall be responsible for same). Assessments payable hereunder shall be payable by Tenant in installments if Landlord is permitted to pay same in installments without penalty, late charge or other additional cost associated therewith (other than any interest due to the assessing authority for assessments paid in installments, which interest shall be included in Taxes and charged to Tenant).
(b)    Proposition 13 Protection. In the event that after August 1, 2017, but prior to the five (5) year anniversary of the Commencement Date (the “Protection Period”), any sale or change in ownership of the Premises is consummated by Landlord with another party (a “Change in Ownership”) and as a result thereof, and to the extent that in connection therewith, the Premises is reassessed (the “Reassessment”) for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the terms of this Paragraph 8(b) shall apply to such Reassessment of the Premises.
(1)    The Tax Increase. For purposes of this Paragraph 8(b), the term “Tax Increase” shall mean that portion of Taxes, as calculated immediately following the first Reassessment (if any) that occurs during the Protection Period, which is attributable solely to the Reassessment. Accordingly, the term “Tax Increase” shall not include any portion of Taxes, as calculated immediately following the Reassessment, which (A) is attributable to the initial assessment of the value of the Premises, Building, the Land, and/or the improvements located in the Premises, (B) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, (C) is attributable to the annual inflationary increase of real estate taxes, (D) is attributable to any construction on the Land or Premises (excluding the construction of the Building, Landlord’s Work or the Tenant Improvements), or (E) is attributable to any sale or Change in Ownership occurring after the Protection Period.
(2)    Protection. If a Reassessment occurs during the Protection Period (but not any other period of the Lease Term, including any extension or renewal of the Lease Term), the following provisions shall apply: (i) if the Reassessment occurs during the period from August 1, 2017 through the date immediately prior to the three (3) year anniversary of the Commencement Date, then any Tax Increase from such Reassessment shall not be included in Operating Expenses for the entirety of the Protection Period; (ii) if the Reassessment occurs during the period from the three (3) year anniversary of the Commencement Date through the date immediately prior to the four (4) year anniversary of the Commencement Date, then eighty percent (80%) of any Tax Increase from such Reassessment shall not be included in Operating Expenses for the entirety of the Protection Period and twenty percent (20%) of any Tax Increase from such Reassessment shall be included in Operating Expenses; and (iii) if the Reassessment occurs during the period from the four (4) year anniversary of the Commencement Date through the date immediately prior to the five (5) year anniversary of the Commencement Date, then sixty percent (60%) of any Tax Increase from such Reassessment shall not be included in Operating Expenses for the entirety of the Protection Period and forty percent (40%) of any Tax Increase from such Reassessment shall be included in Operating Expenses. Tenant shall be entitled to no other protections against Tax Increases hereunder, except as expressly provided in this Paragraph 8(b), it being understood, however, that the protection herein provided shall apply to any and all Reassessments which occur during the Protection Period Tenant acknowledges and agrees that Tenant shall be 100% responsible for all Tax Increases attributable to a Change In Ownership occurring at any time other than during the Protection Period (and with respect to a Tax Increase attributable to a Change In Ownership occurring during the Protection Period, Tenant shall be 100% responsible for such Tax Increase following the expiration of the Protection Period).
(3)    Landlord’s Right to Purchase the Proposition 13 Protection Amount. The amount of Taxes which Tenant is not obligated to pay or will not be obligated to pay during the Protection Period in connection with any Reassessment pursuant to the terms of this Paragraph 8(h) shall be sometimes referred to hereafter as a “Proposition 13 Protection Amount”. If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each calendar year commencing with the year in which the Reassessment will occur, the terms of this Paragraph 8(b)(3) shall apply to each such Reassessment. Upon notice to Tenant, Landlord shall have the right (but not the obligation) to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the “Applicable Reassessment”), at any time during the Lease Term, by paying to Tenant an amount

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equal to the “Proposition 13 Purchase Price,” as that term is defined below. As used herein, “Proposition 13 Purchase Price” shall mean the present value of the Proposition 13 Protection Amount remaining during the Protection Period, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (x) by using the portion of the Proposition 13 Protection Amount attributable to each remaining year of the Protection Period (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the end of each month of each year of the Protection Period), as the amounts to be discounted, and (y) by using discount rates for each amount to be discounted equal to (A) the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each year of the Term during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, which rates shall be those in effect as of Landlord’s exercise of its right to purchase as set forth in this subsection (3), plus (B) two percent (2%) per annum. Upon such payment of the Proposition 13 Purchase Price, the provisions of Paragraph 8(b)(2) of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment, and Tenant shall have no further protection whatsoever under this Paragraph 8(b), and Tenant shall be fully responsible for the entire Tax Increase. Notwithstanding the foregoing, since Landlord will be estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, Tenant’s Base Rent next due shall be credited with the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then Tenant shall pay the amount of the overestimation to Landlord within thirty (30) days after demand. Landlord agrees that if Landlord sells the Premises following payment of a Proposition 13 Purchase Price, Landlord shall cause the purchaser of the Premises to acknowledge and assume the obligations of Landlord contained in the preceding sentence.
9.    Insurance.
(a)    Tenant Insurance Requirements.
(i)    Effective as of the earlier of: (x) the date Tenant enters or occupies the Premises; or (y) the Commencement Date, and continuing during the Lease Term, Tenant, at its expense, shall obtain and maintain in full force the following insurance coverage (subject to increases in coverage amounts and additional types of coverage, as reasonably determined by Landlord from time to time):
(1)    Commercial general liability insurance which insures against claims for bodily injury, personal injury, advertising injury, and property damage based upon, involving, or arising out of the use, occupancy, or maintenance of the Premises. Such insurance shall afford, at a minimum, the following limits:

Each Occurrence	$1,000,000
General Aggregate	$2,000,000
Products/Completed Operations Aggregate	$1,000,000
Personal and Advertising Injury Liability	$1,000,000
Fire Damage Legal Liability	$100,000
Medical Payments	$5,000
Any general aggregate limit shall apply on a per location basis. Tenant’s commercial general liability insurance shall include Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives, as additional insureds. This coverage shall be written on the most current ISO CGL form (or its equivalent), shall include contractual liability, premises-operations and products-completed operations and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke, or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision.
(2)    Business automobile liability insurance covering owned, hired and nonowned vehicles with limits of $1,000,000 combined single limit per occurrence.
(3)    Workers’ compensation insurance in accordance with the laws of the state in which the Premises are located with employer’s liability insurance in an amount not less than $1,000,000.

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(4)    Umbrella/excess liability insurance, on an occurrence basis, that applies excess of the required commercial general liability, business automobile liability; and employer’s liability policies with the following minimum limits:

Each Occurrence	$5,000,000
Annual Aggregate	$5,000,000
Umbrella/Excess liability policies shall contain an endorsement stating that any entity qualifying as an additional insured on the insurance stated in the Schedule of Underlying Insurance shall be an additional insured on the umbrella/excess liability policies, and that they apply immediately upon exhaustion of the insurance stated in the Schedule of Underlying Insurance as respects the coverage afforded to any additional insured. The umbrella/excess liability policies shall also provide that they apply before any other insurance, whether primary, excess, contingent or on any other basis, available to an additional insured on which the additional insured is a named insured (which shall include any self-insurance), and that the insurer will not seek contribution from such insurance.
(5)    Property insurance “the equivalent of causes of loss - special form” including flood, earthquake, windstorm, theft, sprinkler leakage and boiler and machinery coverage on all of Tenant’s trade fixtures, furniture, inventory and other personal property in the Premises, and on any alterations, additions, or improvements made by Tenant upon the Premises all for the full replacement cost thereof. Tenant shall use the proceeds from such insurance for the replacement of trade fixtures, furniture, inventory and other personal property and for the restoration of Tenant’s improvements, alterations, and additions to the Premises.
(6)    Business income and extra expense insurance with limits not less than one hundred percent (100%) of all income and charges payable by Tenant under this lease for a period of twelve (12) months.
(ii)    All policies required to be carried by Tenant hereunder shall be issued by an insurance company licensed or authorized to do business in the state in which the Premises is located with a rating of at least “A-; VIII” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord. Tenant shall not do or permit anything to be done that would invalidate the insurance policies required herein. Liability insurance maintained by Tenant shall be primary coverage on behalf of Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives and any policies of Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives shall be non-contributory. Certificates of insurance, reasonably acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to delivery or possession of the Premises and ten (10) days following each renewal date. Certificates of insurance shall evidence that Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives are included as additional insureds on liability policies and that Landlord is included as loss payee on the property insurance as stated in Paragraph 9(a)(i)(5) above. Tenant shall be required to provide Landlord and each of the other additional insureds at least ten (10) days prior written notice of cancellation, non-renewal or material change in coverage. All such insurance may be carried in a single policy or a combination of primary and excess liability policies or under a blanket policy covering the Premises and any of Tenant’s other locations.
(iii)    In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant in this Lease, prior to the Commencement Date and thereafter during the Lease Term, within ten (10) days following Landlord’s request thereof, Landlord shall be authorized (but not required) to procure such coverage in the amount stated with all costs thereof to be chargeable to Tenant and payable within ten (10) business days following Tenant’s receipt of written invoice therefor.
(iv)    The limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant or relieve Tenant of any obligation under this Lease. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

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(v)    The Tenant insurance requirements stipulated in Paragraph 9(a)(i) above are based upon current industry standards. Landlord reserves the right to reasonably require additional coverage or to increase limits as industry standards change based on the coverages and limits being required by other institutional owners of commercial properties similar to the Premises in the market in which the Premises is located.
(vi)    Should Tenant engage the services of any contractor to perform work in the Premises, Tenant shall ensure that such contractor carries commercial general liability, business automobile liability, umbrella/excess liability, worker’s compensation and employers liability coverages in substantially the same forms as are required of Tenant under this Lease and in amounts approved in advance by Landlord and/or Landlord’s property manager. Contractor shall include Landlord, its trustees, officers, directors, members, agents and employees, Landlord’s mortgagees and Landlord’s representatives as additional insureds on the liability policies required hereunder. All policies required to be carried by any contractor shall be issued by and binding upon an insurance company licensed or authorized to do business in the state in which the Premises is located with a rating of at least “A-: VIII” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord. Certificates of insurance, acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to the commencement of any work in the Premises.
(b)    Landlord’s Insurance. Landlord shall obtain and maintain the following: (1) property insurance “the equivalent of causes of loss - special form” covering the full replacement cost of the Building (excluding foundations), less a commercially reasonable deductible if Landlord so chooses, including rent loss insurance covering at a minimum twelve (12) months of Rent under this Lease; provided, however, Landlord shall not be obligated to insure any furniture, equipment, trade fixtures, machinery, goods, or supplies which Tenant may keep or maintain in the Premises or any alteration, addition, or improvement which Tenant may make upon the Premises; and (2) commercial general liability insurance, which shall be in such amount as Landlord so determines (in its commercially reasonable discretion), and shall be in addition to, and not in lieu of, any insurance required to be maintained by Tenant. Tenant shall be named as an additional insured on any policy of liability insurance maintained by Landlord. In addition, Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood insurance and, earthquake insurance. The premiums for all such insurance shall be included as part of the Operating Expenses charged to Tenant pursuant to Paragraph 6 hereof. The Premises may be included in a blanket policy (in which case the cost of such insurance allocable to the Premises will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant’s particular use of the Premises.
(c)    Waiver of Subrogation. Landlord and Tenant each waives any and all rights of recovery against the other for or arising out of damage to, or destruction of the Premises to the extent that each party’s property insurance policies then in force insure against such damage or destruction and permit such waiver. Each party waives any and all rights of recovery against the other party for or arising out of damage to or destruction of any property of such party to the extent that such party’s property insurance policies then in force or the policies required by this Lease, whichever is broader, insure against such damage or destruction. Landlord will not be responsible for or liable to Tenant for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes or falling plaster, or electrical wiring or for any damage or loss of property within the Premises from any causes whatsoever, including but not limited to theft, and/or acts or threatened acts of terrorism, damage or injury due to mold, excepting only losses or damages resulting from the gross negligence or willful misconduct of Landlord. Except for Landlord’s right to pursue all damages Landlord is entitled to recover in accordance with California Civil Code Section 1951.2, neither Landlord nor Tenant will not be liable under any circumstances to the other for any incidental or consequential damages.
10.    Landlord’s Repairs. This Lease is intended to be a triple net lease. Landlord shall maintain and repair, as part of Operating Expenses, only the parking facility serving the Premises, the mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning (“HVAC”), security, life-safety, elevator and other service systems or facilities of the Premises, the roof of the Building, exterior walls, foundation piers and structural elements of the Building in good repair, reasonable wear and tear. The term “walls” as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock

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bumpers, dock plates or levelers, or office entries, all of which shall be maintained by Tenant. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair such item. Tenant hereby waives the benefit of California Civil Code Sections 1941 and 1942, and any other statute providing a right to make repairs and deduct the cost thereof from the rent. Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s Permitted Use of the Premises in connection with any such work performed by Landlord (to the extent reasonably practicable in light of the scope or work, and provided that in no event will Landlord be required to incur overtime or after hours charged or otherwise incur additional costs or expenses in connection therewith). If Tenant is prevented from using, and does not use, the Premises (including the Parking facility, or a substantial portion thereof as a result of the negligence or willful misconduct of Landlord, its agents, employees and/or contractors in the conduct of such work, then Tenant shall give written notice of such prevention to Landlord, and if such prevention continues for three (3) consecutive business days after Landlord’s receipt of Tenant’s written notice, then Base Rent, Parking Fee and Operating Expenses shall be abated or reduced after expiration of such 3-day period, for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a substantial portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises.
11.    Tenant’s Repairs.
(a)    Subject to Landlord’s obligation in Paragraph 10 and/or elsewhere in this Lease, Tenant at its sole expense, shall repair, replace and maintain in good condition and in compliance with all Legal Requirements all portions of the Premises and all areas, improvements and systems exclusively serving the Premises including, without limitation, equipment and loading areas, plumbing, water, and sewer lines up to points of common connection, entries, doors, door frames, ceilings, windows, window frames, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems, and other building and mechanical systems serving the Premises. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Lease Term. If a capital replacement of any currently existing element of the Premises is required then, provided that such capital replacement (i) was not necessitated by Tenant’s misuse, failure to perform ordinary repair and maintenance in a commercially reasonable manner, or failure to timely comply with any of the terms of this Lease (it being understood that, subject to Section 9(c), Tenant shall solely be responsible for the cost thereof if such capital replacement was necessitated by Tenant’s misuse, failure to perform ordinary repair and maintenance in a commercially reasonable manner, or failure to timely comply with any of the terms of this Lease), and (ii) is not with respect to any Tenant-Made Alterations, Landlord shall perform such capital replacement and the cost thereof shall be amortized on a straight line basis (with interest at 8% per annum) over a period equal to the useful life thereof for federal income tax purposes, and Tenant shall pay such amortized payments to Landlord on the first day of each month together with its Base Rent payments (but without regard to any credit or abatement of Base Rent) through and including the expiration of the Lease Term (and any extensions thereof). Within ten (10) days of the Commencement Date, Tenant, at Tenant’s expense, shall enter into maintenance service contracts for the maintenance and repair of the heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises; provided, however, at Landlord’s written election (but at Tenant’s expense), Landlord shall have the right (but not the obligation) to enter into such maintenance service contracts. The scope of services and contractors under such maintenance contracts maintained by Tenant shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)    In the event that any repair or maintenance obligation required to be performed by Tenant hereunder may affect the structural integrity of the Building (e.g., roof, foundation, structural members of the exterior walls) or any Building systems (e.g., plumbing, electrical, HVAC, fire and life safety), prior to commencing any such repair, Tenant shall provide Landlord with written notice of the necessary repair or maintenance and a brief summary of the structural component or components of the Building, and/or the Building systems, that may be affected by such repair or maintenance. Within ten (10) business days after Landlord’s receipt of Tenant’s written notice, Landlord shall have the right, but not the obligation, to elect to cause such repair or maintenance to be performed by Landlord, or a contractor selected and engaged by Landlord, but at Tenant’s sole cost and expense.

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12.    Tenant-Made Alterations and Trade Fixtures.
(a)    Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises (“Tenant-Made Alterations”) shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed (except to the extent any such Tenant-Made Alterations could adversely impact the structure, systems or exterior appearance of the Building, in which event Landlord’s consent shall be in its sole and absolute discretion). Notwithstanding the foregoing, Landlord’s consent shall not be required for any Tenant-Made Alterations which are strictly cosmetic in nature and (i) do not modify or affect the Premises’ or Building’s structure, roof systems, or the electrical, plumbing, heating, ventilation and air conditioning, mechanical, security, life safety or other systems serving the Building and/or Premises, (ii) are not visible from the exterior of the Premises, (iii) do not require the issuance of a building permit, (iv) do not involve penetrations to the roof and/or roof membrane of the Building, and (v) otherwise comply with Legal Requirements (collectively, “Cosmetic Alterations”); provided that the aggregate cost of any such Cosmetic Alterations does not exceed One Hundred Fifty Thousand Dollars ($150,000.00) in any twelve (12) month period during the Lease Term. Cosmetic Alterations shall be deemed to constitute Tenant-Made Alterations for all purposes under this Lease (except that Landlord’s consent shall not be required so long as the foregoing provisions have been satisfied), Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations.
(b)    All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations requiring Landlord’s consent shall be submitted to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed (except to the extent any such Tenant-Made Alterations could adversely impact the structure, systems or exterior appearance of the Building, in which event Landlord’s consent shall be in its sole and absolute discretion). Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its actual out-of-pocket costs in reviewing plans and specifications and in monitoring construction not to exceed three percent (3%) of the total cost of such Tenant-Made Alterations, it being understood, however that no such reimbursement shall be made with respect to the Tenant Improvement or Cosmetic Alterations. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations.
(c)    Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker’s compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and final lien waivers from all such contractors and subcontractors for invoices in excess of $5,000.00.
(d)    Upon surrender of the Premises, all Tenant-Made Alterations and any leasehold improvements constructed by Landlord or Tenant shall remain on the Premises as Landlord’s property, except to the extent Landlord’s requires removal at Tenant’s expense of any such items which Landlord notified Tenant in writing would be required to be removed at the time of Landlord’s consent thereto (it being understood and agreed that Tenant shall not be required to remove any Cosmetic Alterations of Tenant Improvements (unless Landlord required Tenant to remove such Tenant Improvements concurrently with Landlord’s approval of the same; provided that Landlord shall have no such right to require such removal with respect to standard general office improvements typically found in premises used for general office purposes). At the time Tenant requests Landlord’s consent and delivers all plans and specifications to any Tenant-Made Alteration, Landlord shall notify Tenant whether Tenant shall be obligated, or have the right, to remove the applicable Tenant-Made Alteration at the end of the Lease Term, in which event Tenant shall only be obligated to remove (i) those Tenant-Made Alterations that Landlord notified Tenant in writing at the time Landlord provides its consent that it must remove at the end of the Lease Term, and (ii)

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those Tenant-Made Alterations (other than Cosmetic Alterations) that Tenant did not timely seek or did not obtain Landlord’s written consent to leave in place at the end of the Lease Term, and that Landlord ultimately requires Tenant to remove. In the event that Landlord fails to respond to any such written request from Tenant within ten (10) business days, then Landlord will be deemed to have elected to allow Tenant to leave the subject Tenant-Made Alterations upon the expiration or earlier termination of this Lease. Notwithstanding the foregoing, in no event shall Tenant be responsible for or liable for the cost of removal of the initial Tenant Improvements (except to the extent the same are damaged or modified by Tenant). Prior to the expiration or termination of this Lease, Tenant, at its sole expense, shall repair any and all damage caused by such removal.
(e)    Tenant, at its own cost and expense and without Landlord’s prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively “Trade Fixtures”) in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and may be removed without injury to the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord’s requirements set forth above. Prior to the expiration or termination of this Lease, Tenant, at its sole expense, shall remove its Trade Fixtures and shall repair any and all damage caused by such removal.
13.    Signs. Tenant shall have the right to place multiple building signs in mutually agreeable locations on the Building, subject to the terms and conditions contained herein. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) and shall conform in all respects to Legal Requirements applicable to the Premises, Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall be required to notify Tenant of whether it consents to any sign within fifteen (15) days after Landlord has received a request for such approval, together with detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building fascia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments.
14.    Parking. So long as Tenant leases the entire Building, Tenant shall be entitled to the exclusive use of the vehicle parking spaces that serve the Building. Tenant shall use the parking areas in compliance with all Legal Requirements, the terms of this Lease, and with the rules and regulations which are attached hereto. Commencing on the Commencement Date, in addition to Base Rent, Operating Expenses, and all other charges and expenses due under this Lease, Tenant promises to pay to Landlord, as additional rent, in advance, concurrently with Tenant’s payment of Base Rent, without demand, deduction or set-off, the amount of Eight Thousand Five Hundred Dollars ($8,500.00) per month (the “Parking Fee”), on or before the first day of each calendar month throughout the Lease Term, which Parking Fee shall increase annually as set forth in the Parking Fee schedule contained in the Basic Lease Provisions above. Payments of the Parking Fee for any fractional calendar month shall be prorated. Landlord shall be responsible for payment of the full amount of any existing City taxes imposed in connection with the renting of such parking spaces by Tenant or the use of the parking spaces by Tenant (provided that Tenant shall be responsible for any new taxes imposed by any governmental authority from and after the Commencement Date in connection with said parking spaces). Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Base Rent and/or Parking Fees under this Lease (except as otherwise provided in this Lease), from time to time, temporarily close-off or restrict access to the Premises parking facility for purposes of permitting or facilitating maintenance and repair required to be performed by Landlord under this Lease. Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s Permitted Use of the Premises in connection with any such work performed by Landlord (to the extent reasonably practicable in light of the scope or work, and provided that in no event will Landlord be required to incur overtime or after hours charged or otherwise incur additional costs or expenses in connection therewith). Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties. Provided the same complies with Legal Requirements, Tenant may, at Tenant’s sole cost and expense, utilize a valet service from time to time to park

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additional vehicles at the Premises (without any increase in the Parking Fees associated with the additional vehicles being parked in the Premises in connection with such valet service). The parking rights granted to Tenant pursuant to this Paragraph 14 are provided to Tenant solely for use by Tenant’s own personnel, invitees, visitors and subtenants/assignees, and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant separate from this Lease without Landlord’s prior approval. All motor vehicles (including all contents thereof) shall be parked in the Premises’ parking areas at the sole risk of Tenant, it being expressly agreed and understood Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and Landlord is not responsible for the protection and security of such vehicles. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE OR LOSS WHICH MIGHT OCCUR ON THE PARKING AREAS OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE PARKING SPACES.
15.    Restoration.
(a)    If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within sixty (60) days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed one hundred eighty (180) days from the date Landlord receives all permits, approvals, and licenses required to begin reconstruction, Tenant may elect to terminate this Lease upon notice to Landlord given no later than thirty (30) days after Landlord’s notice. If the restoration time is estimated to exceed two hundred seventy (270) days from the date Landlord receives all permits, approvals, and licenses required to begin reconstruction, or the damage is uninsured and the restoration time is estimated to exceed thirty (30) days, Landlord may elect to terminate this Lease upon notice to Tenant given no later than thirty (30) days after Landlord’s notice. If neither party elects to terminate this Lease or if Landlord estimates that restoration will take two hundred seventy (270) days or less (or the damage is uninsured and Landlord estimates that restoration will take thirty (30) days of less), then, Landlord shall promptly restore the Premises excluding the Tenant-Made Alterations, the Tenant Improvements, and any other improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Landlord shall not be required to expend more for the restoration of the Premises than the amount Landlord receives as insurance proceeds from Landlord’s insurer, or the amount Landlord would have received if Landlord had maintained the insurance required to be maintained by Landlord under this Lease and had diligently pursued a claim against such insurer. Tenant at Tenant’s expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Base Rent, Operating Expenses and Parking Fees shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Notwithstanding the foregoing, either party may terminate this Lease upon thirty (30) days written notice to the other if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than sixty (60) days (or such lesser period as is remaining in the Term) to repair such damage. Tenant shall pay to Landlord, within thirty (30) days following Landlord’s demand therefor accompanied by reasonable supporting documentation with respect thereto, the amount of the deductible under Landlord’s insurance policy. Notwithstanding the above, Landlord will not be entitled to terminate this Lease solely because there is less than one (1) year on the Lease Term if Tenant has an exercisable right to renew or extend the Lease Term and Tenant, within ten (10) days after receipt of Landlord’s notice of termination, validly exercises such right. The foregoing shall not prohibit Landlord from exercising its right to terminate for any of the other reasons set forth herein. Notwithstanding the foregoing, if Tenant was entitled to but elected not to exercise its right to terminate the Lease and Landlord does not substantially complete the repair and restoration of the Premises within ninety (90) days after the expiration of the estimated period of time set forth in the Landlord’s estimate (except to the extent that substantial completion is delayed as a result of events of Force Majeure or any acts or omission of Tenant or any agent, employee, contractor, licensee or invitee of Tenant), then Tenant may terminate this Lease by written notice to Landlord within ten (10) days after the expiration of such period (but prior to substantial completion of the restoration), as the same may be extended.

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(b)    If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord, Landlord may terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after such destruction or damage or such requirement is made known by any such Landlord’s mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued prior to Lease termination. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect, but Base Rent shall be proportionately reduced as provided in Paragraph 15(a). If Landlord elects to terminate this Lease, such termination shall be effective as of the date of the occurrence of such damage or destruction.
(c)    Notwithstanding the foregoing, if the Premises are wholly or partially damaged or destroyed as a result of the gross negligence or willful misconduct or omission of Tenant or any of Tenant’s Agents, Tenant shall forthwith diligently undertake to repair or restore all such damage or destruction at Tenant’s sole cost and expense, or Landlord may at its option undertake such repair or restoration at Tenant’s sole cost and expense; provided, however, that Tenant shall be relieved of its repair and payment obligations pursuant to this Paragraph 15(c) to the extent that insurance proceeds are collected by Landlord to repair such damage (or insurance proceeds would have been collected had Landlord maintained the insurance required to be maintained by Landlord under this Lease), although Tenant shall in such events pay to Landlord the full amount of the deductible under Landlord’s insurance policy and any amounts not insured. This Lease shall continue in full force and effect without any abatement or reduction in Base Rent or Operating Expenses or other payments owed by Tenant. In this regard, Landlord agrees to act diligently and in good faith in tendering any claim(s) to its insurance carrier(s) with respect to any insured damage and expeditiously pursuing any such claim to obtain all available insurance proceeds.
(d)    The provisions of this Paragraph 15 shall constitute Tenant’s sole and exclusive remedy in the event of damage or destruction to the Premises, and Tenant waives and releases all statutory rights and remedies in favor of Tenant in the event of damage or destruction, including without limitation those available under California Civil Code Sections 1932 and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant’s business, or any annoyance, arising from any damage or destruction of all or any portion of the Premises Notwithstanding the foregoing, Tenant shall have the right to bring an action to enforce Landlord’s obligations to perform its restoration obligations under this Lease.
16.    Condemnation. If any part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken), and (a) the Taking would prevent or materially interfere with Tenant’s use of the Premises (as determined by Tenant’s in Tenant’s reasonable judgment), (b) in Landlord’s reasonable judgment would materially interfere with or impair its ownership or operation of the Premises then upon written notice by Landlord (in connection with item (b) above), or Tenant (in connection with item (a) above), this Lease shall terminate and Base Rent, Operating Expenses and Parking Fees shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent, Operating Expenses and Parking Fees payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances, and Landlord shall restore the Premises as near as reasonably attain able to its condition prior to the Taking; provided, however, Landlord’s obligation to so restore the Premises shall be limited to the award Landlord receives in respect of such Taking that is not required to be applied to the indebtedness secured by a mortgage. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, except that Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s Trade Fixtures, and the unamortized value of leasehold improvements actually paid for by Tenant, but only to the extent that such compensation is in addition to and shall not diminish the compensation provided to Landlord. This paragraph shall be Tenant’s sole and exclusive remedy in the event of any taking and Tenant hereby waives any rights and the benefits of Section 1265.130 of the California Code of Civil Procedure or any other statute granting Tenant specific rights in the event of a Taking which are inconsistent with the provisions of this Paragraph.

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17.    Assignment and Subletting.
(a)    Without Landlord’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises (each being a “Transfer”) and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this Paragraph 17, a transfer of forty-nine percent (49%) or more of the ownership interests of Tenant shall be deemed a Transfer of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, Tenant may assign or sublet the Premises, or any part thereof, to any entity controlling Tenant, controlled by Tenant or under common control with Tenant, or the surviving entity following a merger, consolidation or other reorganization of Tenant, or to an entity acquiring all or substantially all of the stock or assets of Tenant (each a “Tenant Affiliate”) without the prior written consent of Landlord; provided, however, Tenant shall provide at least ten (10) days written notice prior to assigning this Lease to, or entering into any sublease with, any Tenant Affiliate and the Tenant Affiliate must have a net worth (calculated in accordance with generally accepted accounting principles, consistently applied) greater than or equal to that of Tenant as of the date of this Lease. Tenant shall reimburse Landlord for all of Landlord’s reasonable out of-pocket expenses in connection with any Transfer (not to exceed $3,000.00 per Transfer), other than to a Tenant Affiliate. Upon Landlord’s receipt of Tenant’s written notice of Tenant’s intent to assign this Lease or sublet more than seventy-five percent (75%) of the entire Premises for the remainder of the lease term (other than to a Tenant Affiliate or to Permitted Licensees), Landlord may, by giving written notice to Tenant within thirty (30) days after receipt of Tenant’s notice, terminate this Lease in its entirety effective on a date no more than ninety (90) days thereafter. If Landlord does not exercise its recapture right within the time period provided, Tenant may proceed to sublease or assign more than seventy-five percent (75%) of the Premises subject to Landlord consent, and Landlord may not exercise its recapture right thereafter for a period of one (1) year. Tenant acknowledges and agrees that Landlord may withhold its consent to any proposed assignment or subletting for any reasonable basis including, but not limited to: (i) an Event of Default exists under this Lease; (ii) the assignee is unwilling to assume in writing all of Tenant’s obligations hereunder which arise from and after the date of the Transfer, or the subtenant is unwilling to agree that the sublease is subject and subordinate to the terms and conditions of the Lease; (iii) the assignee has a financial condition which is insufficient to satisfy the obligations of the Tenant under this Lease; or (iv) the Premises will be used for different purposes than those set forth in Paragraph 3(a) (which purposes Landlord reasonably determines will cause increased wear and tear on the Premises or increase insurance or liability risk to Landlord),or for a use requiring or generating Hazardous Materials (beyond what is expressly permitted under Paragraph 30 below). Tenant hereby waives and releases its rights under Section 1995.310 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.
(b)    Notwithstanding any Transfer, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant’s other obligations under this Lease (regardless of whether Landlord’s approval has been obtained for any such Transfer). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder fifty percent (50%) of all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant (which excess shall be calculated after first deducting the actual and reasonable out-of-pocket costs paid by Tenant to procure the transferee, including, without limitation, allowances, legal fees, market brokerage commissions, and other economic concessions). If such Transfer is for less than all of the Premises, such excess rental and other excess consideration shall be calculated on a rentable square foot basis.
(c)    If this Lease is assigned or if the Premises is subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant’s leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee; mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding subparagraph, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No

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such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder. Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease. Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers. Notwithstanding anything to the contrary contained in this Lease, if Tenant or any proposed transferee claims that Landlord has unreasonably withheld or delayed its consent under this Paragraph 17 or otherwise has breached or acted unreasonably under this Paragraph 17, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed transferee.
(d)    Notwithstanding the anything to the contrary in this Paragraph 17, provided that no Event of Default exists hereunder and subject to the terms and conditions of this Paragraph 17(d). Tenant shall have the right to license, without Landlord’s prior written consent, up to fifteen percent (15%), in the aggregate, of the Premises as individual offices and workstations (each a “Permitted Licensee”), provided that (i) Tenant may not separately demise any such licensed space and the Permitted Licensee uses, in common with Tenant, one common entryway to the Premises; (ii) the Permitted Licensee uses such space only for the use permitted by this Lease and for no other purpose; and (iii) at least ten (10) business days before the Permitted Licensee commences occupancy of the Premises, Tenant shall notify Landlord in writing of the Permitted Licensee’s identity and any other information reasonably requested by Landlord. Tenant shall cause each Permitted Licensee, and each of its employees and licensees, to comply with the provisions of this Lease (including, without limitation, the insurance requirements under this Lease), and each Permitted Licensee, and each of its employees, agents, licensees or invitees, shall be deemed subtenants of Tenant for purposes of Tenant’s indemnity obligations under this Lease. No use or occupancy of any portion of the Premises by a Permitted Licensee shall release or excuse Tenant from any obligation hereunder or create a landlord/tenant relationship between Landlord and such Permitted Licensee. Landlord shall not be required to provide notices to any Permitted Licensee. The foregoing provision shall not be construed as a waiver of Landlord’s right to consent to any further subletting either by Tenant or by the any of the Permitted Licensees which is not specifically allowed under the provisions of this section, or to any assignment by Tenant of the Lease, or as a consent to any portion of the Premises being used or occupied by any other entity or party
18.    Indemnification.
(a)    Tenant agrees to indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Landlord, and Landlord’s agents employees and contractors, from and against any and all claims, demands, losses, liabilities, causes of action, suits, judgments, damages, costs and expenses (including attorneys’ fees) (collectively, “Claims”), arising from any occurrence in or about the Premises, the use and occupancy of the Premises, or from any activity, work, or thing done, permitted or suffered by Tenant, its agents, employees, contractors, shareholders, partners, invitees subtenants or assignees in or about the Premises or due to any other negligence or willful misconduct of Tenant, its subtenants, assignees, invitees, employees, contractors and agents, or from Tenant’s failure to perform its obligations under this Lease (other than any Claims to the extent caused by the negligence or willful misconduct of Landlord or its employees; agents or contractors). This indemnity provision shall survive termination or expiration of this Lease. The furnishing of insurance required hereunder shall not be deemed to limit Tenant’s obligations under this Paragraph 18. Notwithstanding anything to the contrary in this Lease, Landlord shall not be liable to Tenant, and Tenant hereby waives all Claims against Landlord and the other indemnified parties, for any damages arising from any act, omission or neglect of any third parties and in no event shall Landlord or any of the other indemnified parties be liable for any injury or interruption to Tenants business or any loss of income therefrom under any circumstances and neither Landlord nor any of the other indemnified parties shall be liable for any indirect or consequential losses or damages suffered by Tenant.
(b)    Landlord agrees to indemnify, defend (with counsel reasonably acceptable to Tenant) and hold harmless Tenant from and against any and all Claims to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees and/or contractors; provided, however, notwithstanding the foregoing or anything to the contrary in this Lease, Landlord shall not have any obligation to indemnify Tenant or its agents, employees, contractors subtenants or assignees for: (i) any Claims to the extent caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors, subtenants or assignees (or any of their respective

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officers, directors, shareholders, members, agents, employees or contractors); or (ii) any Claims to the extent waived by Tenant pursuant to the provisions set forth in Paragraph 9(c). The furnishing of insurance required hereunder shall not be deemed to limit Landlord’s obligations under this Paragraph 18(b). Notwithstanding the foregoing or anything to the contrary in this Lease, in no event shall Landlord be liable for any injury or interruption to Tenant’s business or any loss of income therefrom under any circumstances, and in no event shall Landlord be liable for any indirect or consequential losses or damages suffered by Tenant (or any other party). This indemnity provision shall survive termination or expiration of this Lease.
19.    Inspection and Access. Subject to the other provisions of this Lease, Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time (upon not less than 24 hours advance oral or written notice to Tenant, except in the event of an emergency in which case no notice shall be required) to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other reasonable business purpose, including, without limitation, for the purpose of showing the Premises to prospective purchasers or, during the last year of the Lease Term, to prospective tenants. Landlord may erect a suitable sign on the Premises stating the Premises are available to let (during the last year of the Lease Term) or that the Premises is available for sale. Tenant shall have the right to have a representative of Tenant accompany Landlord during the course of any such entry (so long as such representative of Tenant is available during the time of Landlord’s entry) and Landlord shall use commercially reasonable efforts to conduct any such entry in a manner so as to minimize interference with Tenant’s Permitted Use of the Premises to the extent reasonably practicable in light of the scope or work, and provided that in no event will Landlord be required to incur overtime or after hours charged or otherwise incur additional costs or expenses in connection therewith. Landlord may grant easements, make public dedications, and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially or unreasonably interferes with Tenant’s use or occupancy of the Premises (including the manner in which Tenant is then using the Premises, so long as in accordance with the Permitted Use). At Landlord’s request, Tenant shall execute such commercially reasonable instruments as may be necessary for such easements, dedications or restrictions.
20.    Quiet Enjoyment. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, any ground lease, mortgage or deed of trust now or hereafter encumbering the Premises and all matters of record, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.
21.    Surrender. No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. Upon termination of the Lease Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Paragraphs 15 and 16 excepted. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant’s failure to give such notice or to participate in such joint inspection, Landlord’s inspection shall be deemed conclusive for purposes of determining Tenants’ responsibility for repairs and restoration. No such performance by Landlord shall create any liability on the part of Landlord whatsoever. Any Trade Fixtures, Tenant-Made Alterations required to be removed by Tenant under Paragraph 12 and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Operating Expenses and all obligations concerning the condition and repair of the Premises. If Tenant fails to perform any obligation prior to the expiration or earlier termination of this Lease, and such failure continues for more than five (5) business days following written notice from Landlord, Landlord may, but shall not be obligated to, perform such obligation and Tenant shall pay Landlord all costs associated therewith, plus an administrative fee of 5% of such costs, within thirty (30) days following Landlord’s delivery to Tenant of an invoice therefor accompanied by reasonable supporting documentation with respect thereto, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of Paragraph 22 shall apply.

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22.    Holding Over. If Tenant fails to vacate the Premises after the termination of the Lease Term, Tenant shall be, at Landlord’s sole election, a tenant at will or at sufferance, and Tenant shall pay, in addition to any other rent or other sums then due Landlord, Base Rent equal to 150% of the Base Rent in effect on the expiration or termination date, computed on a monthly basis for each month or part thereof during such holdover, even if Landlord consents to such holdover (which consent shall be effective only if in writing). All other payments shall continue under the terms of this Lease. Tenant shall also be liable for all Operating Expenses incurred during such holdover period. In addition, Tenant shall be liable for all damages (including attorneys’ fees and expenses) of whatever type (including consequential damages) incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.
23.    Events of Default. Each of the following events shall be an event of default (“Event of Default”) by Tenant under this Lease:
(a)    Tenant shall fail to pay any installment of Base Rent, Operating Expenses, Parking fees or any other recurring or non-recurring payment required herein when due, and such failure shall continue for a period of five (5) business days after written notice from Landlord that such amount is due and payable.
(b)    Tenant or any guarantor or surety of Tenant’s obligations hereunder shall fail to cure any of the following within thirty (30) days after written notice from Landlord to Tenant (i) make a general assignment for the benefit of creditors; (ii) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “proceeding for relief”); (iii) become the subject of any proceeding for relief which is not dismissed within sixty (60) days of its filing or entry; or (iv) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).
(c)    Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease, and Tenant has not obtained replacement coverage (effective retroactively to the date of termination or cancellation of the prior policy), within ten (10) business days following its receipt of written notice from Landlord.
(d)    Tenant shall abandon or shall vacate the entire Premises whether or not Tenant is in monetary or other default under this Lease; provided, however, Tenant’s vacating of the Premises shall not constitute an Event of Default if, prior to vacating the Premises, Tenant has made arrangements reasonably acceptable to Landlord to ensure that (a) Tenant’s insurance for the Premises will not be voided or cancelled with respect to the Premises as a result of such vacancy, (b) the Premises are secured and not subject to vandalism, and (c) the Premises will be properly maintained after such vacation, including, but not limited to, keeping the HVAC systems maintenance contracts required by this Lease in full force and effect and maintaining all other the utility services. Tenant shall inspect the Premises at least once each month and upon written request of the Landlord, report monthly to Landlord on the condition of the Premises.
(e)    There shall occur any assignment, subleasing or other transfer of Tenant’s interest in or with respect to this Lease except as otherwise permitted in this Lease, and such assignment, subleasing or other transfer of Tenant’s interest is not rescinded within ten (10) days following written notice from Landlord to Tenant.
(f)    Tenant shall fail to discharge or bond over any lien placed upon the Premises in violation of this Lease within thirty (30) days after Tenant is notified in writing by Landlord that any such lien or encumbrance is filed against the Premises.
(g)    Tenant shall fail to execute any instrument of subordination or attornment or any estoppel certificate within the time periods set forth in Paragraphs 27 and 29 respectively following Landlord’s request for

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the same (and such failure shall continue for a period of ten (10) days following written notice from Landlord to Tenant that the deadline for delivery, as set forth in Paragraph 27 or 29, as applicable, has expired).
(h)    Tenant shall breach any of the requirements of Paragraph 30 and such failure shall continue for a period of ten (10) days or more after notice from Landlord to Tenant; provided, however, that if the nature of Tenant’s obligation under this subsection (h) is such that more than ten (10) days are reasonably required for performance, then Tenant shall not be in default under this subsection (h) if Tenant promptly commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion.
(i)    Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided herein, such default shall continue for more than thirty (30) days after Landlord shall have given Tenant written notice of such default provided, however, that if the nature of Tenant’s obligation under this subsection (i) is such that more than thirty (30) days are reasonably required for performance, then Tenant shall not be in default under this subsection (h) if Tenant promptly commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.
Any notices to be provided by Landlord under this Paragraph 23 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure.
24.    Landlord’s Remedies. Upon the occurrence of any default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised or not exercised without precluding the Landlord from exercising any other remedy provided in this Lease or otherwise allowed by law or in equity:
(a)    Termination of Lease. Landlord may terminate this Lease and Tenants’ right to possession of the Premises. If Tenant has abandoned and vacated the Premises, the mere entry of the Premises by Landlord in order to perform acts of maintenance, cure defaults, preserve the Premises or to attempt to relet the Premises, or the appointment of a receiver in order to protect the Landlord’s interest under this Lease, shall not be deemed a termination of Tenant’s right to possession or a termination of this Lease unless Landlord has notified Tenant in writing that this Lease is terminated. Notification of any default described in Paragraph 23 of this Lease shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure. If Landlord terminates this Lease and Tenant’s right to possession of the Premises, Landlord may recover from Tenant:
(1)    The worth at the time of the award of unpaid rent which had been earned at the time of termination; plus
(2)    The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
(3)    The worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus
(4)    Any other amounts necessary to compensate the Landlord for all of the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including any legal expenses, brokers’ commissions or finders fees (in connection with reletting the Premises and the pro rata portion of any leasing commission paid by landlord in connection with this Lease which is applicable to the portion of the Lease Term, including option periods, which is unexpired as of the date on which this Lease terminated), the costs of repairs, cleanup, refurbishing, removal and storage or disposal of Tenant’s personal property, equipment, fixtures and anything else that Tenant is required under this Lease to remove but does not remove (including those alterations which Tenant is required to remove pursuant to an election by Landlord and Landlord actually removes whether notice to remove

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shall be delivered to Tenant), and any costs for alterations, additions and renovations incurred by Landlord in regaining possession of and reletting (or attempting to re let) the Premises.
All computations of the “worth at the time of the award” of amounts recoverable by Landlord under (1) and (2) hereof shall be computed by allowing interest at the maximum lawful contract rate per annum. The “worth at the time of the award” recoverable by Landlord under (3) and the discount rate for purposes of determining any amounts recoverable under (4), if applicable, shall be computed by discounting the amount recoverable by Landlord at the discount rate of the Federal Reserve Bank, San Francisco, California, at the time of the award plus one percent (1%).
Upon termination of this Lease, whether by lapse of time or otherwise, Tenant shall immediately vacate the Premises and deliver possession to Landlord, and Landlord shall have the right to re-enter the Premises.
(b)    Lease to Remain in Effect. Notwithstanding Landlord’s right to terminate this Lease pursuant to clause (a) above, Landlord may, at its option, even though Tenant has breached this Lease and abandoned the Premises, continue this Lease in full force and effect and not terminate Tenant’s right to possession, and enforce all of Landlord’s rights and remedies under this Lease. In such event, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has a right to sublet or assign, subject only to reasonable limitations). Further, in such event Landlord shall be entitled to recover from Tenant all costs of maintenance and preservation of the Premises, and all costs, including attorneys’ fees and receivers’ fees, incurred in connection with appointment of and performance by a receiver to protect the Premises and Landlord’s interest under this Lease. No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a notice (signed by a duly authorized representative of Landlord) of intention to terminate this Lease is given to Tenant.
(c)    All Sums Collectible as Rent. All sums due and owing to Landlord by Tenant under this Lease shall be collectible by Landlord as rent.
(d)    No Surrender. No act or omission by Landlord or its agents during the Lease Term shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by a duly authorized representative of Landlord. Landlord shall be entitled to a restraining order or injunction to prevent Tenant from defaulting under any of its obligations other than the payment of rent or other sums due hereunder.
(e)    Effect of Termination. Neither the termination of this Lease nor the exercise of any remedy under this Lease or otherwise available at law or in equity shall affect Landlord’s right of indemnification set forth in this Lease or otherwise available at law or in equity for any act or omission of Tenant, and all rights to indemnification and other obligations of Tenant intended to be performed after termination of this Lease shall survive termination of this Lease.
(f)    Waiver of Redemption by Tenant. In the event Landlord exercises any one or more of Landlord’s rights and remedies under this Article 24, Tenant expressly waives (for Tenant and for all those claiming under Tenant) any and all rights of redemption or relief from forfeiture under California Code of Civil Procedure Section 1174 or 1179, or granted by or under any present or future laws, and further releases Landlord from any and all claims, demands and liabilities by reason of such exercise by Landlord.
25.    Tenant’s Remedies/Limitation of Liability.
(a)    Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder. Tenant hereby waives the benefit of any laws granting it the right to perform Landlord’s obligations or the right to terminate this Lease or withhold rent on account of any Landlord default. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The

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term “Landlord” in this Lease shall mean only the owner; for the time being of the Premises, and in the event of the transfer by Landlord of its interest in this Lease, the transferor shall thereupon be released and discharged from all obligations of “Landlord” thereafter accruing, but such obligations shall be binding during the Lease Term upon the transferee so long as such transferee continues to hold the interest of the “Landlord” under this Lease. Any liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under this Lease or arising out of the relationship between Landlord and Tenant shall be limited solely to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from Landlord’s equity interest in the Premises and the proceeds therefrom, and in no event shall any personal liability be asserted against Landlord, its partners, shareholders, members, directors, employees or agents in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.
(b)    Notwithstanding the foregoing, in the event that Landlord fails to make any repairs to the Premises which Landlord is required to make pursuant to the terms of this Lease (which failure to repair materially and adversely affects Tenant’s use of the Premises) within thirty (30) days after written notice from Tenant (or one (1) business day after written notice in the case of an emergency involving the likelihood of imminent harm to person or material damage to property) then Tenant may give Landlord an additional five (5) business days written notice (or additional one (1) business day’s written notice in the case of emergency as described above) (such additional notice, a “Self Help Notice”) specifying that Tenant is going to take such required action (which notice must describe in detail the action required of Landlord pursuant to this Lease, and state in the subject line in boldface, ALL CAPS that “LANDLORD’S ATTENTION IS REQUIRED. IF LANDLORD FAILS TO COMMENCE PERFORMANCE OF ITS OBLIGATIONS WITHIN FIVE (5) BUSINESS DAYS [ONE (1) BUSINESS DAY] FOLLOWING THE DATE OF THIS NOTICE, TENANT SHALL EXERCISE IT’S “SELF HELP” REMEDY PURSUANT TO PARAGRAPH 25(B) OF THE LEASE”). If Landlord has not commenced to repair such problem (or reasonably objected to the required action described in Tenant’s notice) within such five (5) business day period (or one (1) business day period in the case of an emergency) after receipt of the Self Help Notice from Tenant (which Self Help Notice must conform with the foregoing requirements), then Tenant shall have the right to perform the required action of Landlord, and, provided that Landlord has not reasonably disputed or objected to the required action described in Tenant’s notice, Landlord shall reimburse Tenant for the actual and reasonable costs thereof (except to the extent Tenant would otherwise ultimately have been responsible for such costs under this Lease, including through Operating Expenses) within thirty (30) days after presentation of a reasonably detailed invoice demonstrating the expenses incurred by Tenant, provided that if Landlord fails to timely reimburse Tenant following said 30-day period, Tenant may offset such amount from Base Rent until Tenant is repaid, provided that Tenant shall not be allowed to offset more than ten percent ( l0%) of Base Rent in any month. Any dispute between Landlord and Tenant as to whether any such action described by Tenant is required shall be resolved pursuant to the dispute resolution procedure described in Paragraph 26 below (unless otherwise resolved by the parties). In the event Tenant takes such action, and such work may affect the structure, systems or exterior appearance of the Building, then Tenant shall use only those contractors used by Landlord in the Premises for such work (provided that such contractors are known to Tenant and available to perform such work ). All work performed by Tenant pursuant to this Paragraph 25(b) shall be subject to all of the terms and conditions of this Lease (including, without limitation. Paragraphs 11 and 12 above) except that Landlord’s consent shall not be required (to the extent the other provisions of this paragraph have been complied with by Tenant). Except as provided above, in no event shall Tenant be entitled to offset any amounts owed by Landlord to Tenant under this Lease against Tenant’s obligations to Landlord.
26.    Dispute Resolution. Each controversy, dispute or claim between Landlord and Tenant arising out of, based upon or relating to this Lease, with the exception of claims relating to Landlord’s exercise of any unlawful detainer rights pursuant to California law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant’s right of possession of the Premises (which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California), will be resolved by a reference proceeding in Los Angeles County, California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections. The Parties shall cooperate in good faith to ensure that all necessary

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and appropriate parties are included in the judicial reference proceeding. In the event litigation is filed based on any such dispute, the following shall apply:
(a)    The proceeding shall be brought and held in Los Angeles County, unless Landlord and Tenant agree to an alternative venue. In disputes required to be submitted to a reference proceeding, either party may seek injunctive or other provisional relief from the referee or from a court of competent jurisdiction as set forth herein. At the outset of the dispute, a party may file an application for any provisional or injunctive remedy with the court, but only upon the ground that the decision to which the applicant may be entitled to may be rendered ineffectual without such provisional or injunctive relief.
(b)    Landlord and Tenant shall agree upon a single referee who shall have the power to try any and all of the issues raised, whether of fact or of law, which may be pertinent to the matters in dispute, and to issue a statement of decision thereon to the court. The referee shall be (1) a retired Judge; and (2) selected by mutual agreement of Landlord and Tenant; provided, however, if they cannot so agree within thirty (30) days after the filing of any claim, the referee shall be promptly selected by the Presiding Judge of the Los Angeles County Superior Court (or its representative). Each party shall have one peremptory challenge pursuant to CCP 170.6. The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule).
(c)    The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the Parties.
(d)    The referee may require one or more pre-trial conferences.
(e)    Landlord and Tenant shall be entitled to discovery, and the referee shall oversee discovery and may enforce all discovery orders in the same manner as any trial court judge.
(f)    Except as expressly set forth in this Lease, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order or presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding.
(g)    All proceedings and hearings conducted before the referee, except for trial; shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. A stenographic record of the trial shall be made. The cost of the court reporter at the trial shall be borne equally by Landlord and Tenant.
(h)    The referee’s statement of decision shall contain findings of fact and conclusions of law to the extent applicable.
(i)    The referee shall have the authority to rule on all post-trial motions in the same manner as a trial judge.
(j)    Landlord and Tenant shall promptly and diligently cooperate with each other and the referee and perform such acts, as may be necessary, for an expeditious resolution of the dispute.
(k)    All fees and costs of the referee shall be paid one-half by Landlord and one-half by Tenant. Each party shall initially bear its own costs and attorneys’ fees, but upon motion of the prevailing party, the referee shall, in his statement of decision, award all costs and expenses, including fees and costs paid to the referee, and reasonable attorneys’ fees (payable at standard hourly rates), to the prevailing party in accordance with California law. The prevailing party on appeal shall also be entitled to costs and reasonable attorneys’ fees incurred in connection with any appeal from any judgment entered by the Superior Court.

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(l)    The statement of decision of the referee upon all of the issues considered by the referee shall be binding upon the parties, and upon filing of the statement of decision with the clerk of the court, or with the judge where there is no clerk, judgment may be entered thereon. The decision of the referee shall be appealable as if rendered by the court. This provision shall in no way be construed to limit any valid cause of action that may be brought by any party.
(m)    The above procedures provide for resolution of disputes (except for unlawful detainer) through general judicial reference, or, in the alternative, binding arbitration. In either event, Landlord and Tenant expressly acknowledge and accept that they are waiving their respective rights to a jury trial. Each party further acknowledges and agrees that this paragraph has been negotiated at arms’ length with the assistance of legal counsel and the legal effect fully explained, and that its provisions constitute a knowing and voluntary agreement.
27.    Subordination.
(a)    This Lease and Tenant’s interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any deed of trust or mortgage or any ground lease, now existing or hereafter created on or against the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant (provided, however, the subordination of this Lease to the lien of any future deed of trust, mortgage or ground lease shall be subject to Tenant’s receipt of a commercially reasonable subordination, non-disturbance and attornment agreement (“SNDA”) from the holder of such future lien). Landlord warrants that no deed of trust, mortgage or ground lease affecting the Premises exists as of the date of this Lease. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder with whom Tenant has executed an SNDA. Tenant agrees to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder within ten (10) days of such request (provided that such instruments include commercially reasonable non-disturbance provisions in favor of Tenant). Tenant’s obligation to furnish each such instrument requested hereunder in the time period provided is a material inducement for Landlord’s execution of this Lease and any failure of Tenant to timely deliver each instrument shall be deemed an Event of Default.
(b)    Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “holder” of a mortgage shall be deemed to include the beneficiary under a deed of trust.
(c)    Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice specifying the default in reasonable detail to any mortgage holder whose address has been given to Tenant, and affording such mortgage holder a reasonable opportunity to perform Landlord’s obligations hereunder.
28.    Mechanic’s Liens. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Landlord may record, at its election, notices of non-responsibility pursuant to California Civil Code Section 8444 in connection with any work performed by Tenant. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises (other than work performed by Landlord or Landlord’s employees, agents or contractors) and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease (other than as a result of work performed by Landlord or Landlord’s employees, agents or contractors), Tenant shall give Landlord immediate

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written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within thirty (30) days of Tenant’s receipt of written notice of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such thirty (30) day period. Without limiting any other rights or remedies of Landlord, if Tenant fails for any reason to cause a lien or encumbrance to be discharged within thirty (30) days of Tenant’s receipt of written notice of the filing or recording thereof, then Landlord may take such action(s) as it deems necessary to cause the discharge of the same (including, without limitation, by paying any amount demanded by the party who has filed or recorded such lien or encumbrance, regardless of whether the same is in dispute), and Landlord shall be reimbursed by Tenant for all costs and expenses incurred by Landlord in connection therewith within ten (10) business days following written demand therefor accompanied by reasonable supporting documentation with respect thereto.
29.    Estoppel Certificates. Each party agrees, from time to time, within ten (10) days after request of the other party, to execute and deliver to the requesting party, or the requesting party’s designee, any commercially reasonable estoppel certificate requested by the requesting party, stating that this Lease is in full force and effect, the date to which rent has been paid, that (to the actual knowledge of the certifying party) the requesting party is not in default hereunder (or specifying in detail the nature of such requesting party’s default, to the actual knowledge of the certifying party), the termination date of this Lease and such other matters pertaining to this Lease as may be reasonably requested by the requesting party.
30.    Environmental Requirements.
(a)    Except for Hazardous Material contained in products used by Tenant in the normal course for routine cleaning and maintenance of floors, bathrooms, windows, kitchens, and administrative offices on the Premises or in the performance of Tenant Improvements, Tenant hereby represents, warrants and covenants that Tenant will not produce, use, store or generate any “Hazardous Materials” (as defined below) on, under or about the Premises. If Tenant will be utilizing Hazardous Materials, in addition to all other rights and remedies Landlord may have under this Lease, including, without limitation, declaring a default hereunder by Tenant for a breach of representation, Landlord may require Tenant to execute an amendment to this Lease relating to such Hazardous Materials use and Tenant’s failure to execute any such amendment within ten (10) days of Landlord’s delivery thereof to Tenant shall constitute a default hereunder by Tenant. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements and all requirements of this Lease. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant’s transportation, storage, use; generation, manufacture, or release of Hazardous Materials on the Premises, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Premises of any Environmental Requirement. Tenant shall not conduct any invasive environmental testing or investigation (including, without limitation, any testing of any soils) on or about the Premises without obtaining Landlord’s prior written consent, and any investigations or remediation on or about the Premises shall be conducted only by a consultant approved in writing by Landlord and pursuant to a work letter approved in writing by Landlord.
(b)    The term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, permits, authorizations, orders, policies or other similar requirements of any governmental authority, agency or court regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act and all state and local counterparts thereto, and any common or civil law obligations including, without limitation, nuisance or trespass, and any other requirements of Paragraphs 3 and 31 of this Lease. The term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including, without limitation, any solid or hazardous waste, hazardous substance, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, synthetic gas, polychlorinated biphenyls (PCBs), and radioactive material). For purposes of Environmental Requirements, to the extent authorized by law, Tenant is and shall be deemed to be the responsible party, including without limitation, the “owner” and “operator” of Tenant’s “facility” and the “owner” of

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all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.
(c)    Tenant, at its sole cost and expense, shall remove all Hazardous Materials stored, disposed of or otherwise released by Tenant, its assignees, subtenants, agents, employees, contractors or invitees onto or from the Premises, in a manner and to a level which complies with all Environmental Requirements and does not limit any future uses of the Premises or require the recording of any deed restriction or notice regarding the Premises. Tenant shall perform such work at any time during the period of the Lease upon written request by Landlord or, in the absence of a specific request by Landlord, before Tenant’s right to possession of the Premises terminates or expires. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant’s right to possession terminates or expires (whichever is earlier), Landlord may at its discretion, and without waiving any other remedy available under this Lease or at law or equity (including without limitation an action to compel Tenant to perform such work), perform such work at Tenant’s cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten (10) business days after Landlord’s request therefor accompanied by reasonable supporting documentation with respect thereto. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials for purposes of Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including without limitation any governmental authority, regarding the removal of Hazardous Materials that have been disposed of or otherwise released onto or from the Premises in violation of the provisions of this Lease for which Tenant is responsible hereunder without the written approval of the Landlord, which approval may be granted or withheld in Landlord’s sole and absolute discretion.
(d)    Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises and loss of rental income from the Premises), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal repair, corrective action, or cleanup expenses ), and costs (including, without limitation, actual and reasonable attorneys’ fees, consultant fees or expert fees) which are brought or recoverable against or suffered or incurred by Landlord as a result of any release of Hazardous Materials by Tenant or its agents, employees, contractors, subtenants, assignees or invitees, or any breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, representatives, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.
(e)    Landlord shall have reasonable access to, and a right to perform reasonable inspections and tests of, the Premises to determine Tenant’s compliance with Environmental Requirements, its obligations under this Paragraph 30, or the environmental condition of the Premises, subject to compliance with Paragraph 19 above. Subject to compliance with Paragraph 19 above, access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s sole cost and expense unless it is established that Tenant has breached its obligations pursuant to this Paragraph 30 (in which Tenant shall reimburse Landlord for the costs and expenses incurred by Landlord in connection such inspections and tests). The foregoing shall not limit the inclusion of the reasonable cost and expenses of Landlords’ regularly scheduled environmental audits as an element of Operating Expenses. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of Environmental Requirements or release or threat of release of any Hazardous Materials onto or from the Premises. Tenant shall, within five (5) days of receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental agency or other party relating to a possible violation of Environmental Requirements or claim or liability associated with the release or threat of release of any Hazardous Materials onto or from the Premises.
(f)    Landlord represents and warrants to Tenant that as of the date hereof, to the actual knowledge of Landlord except as otherwise set forth on Exhibit E, the Premises contain no Hazardous Materials in violation of applicable Environmental Requirements (which violation has not been cured). Tenant shall not be responsible to remediate (or indemnify Landlord with respect to) any Landlord’s Hazardous Materials (defined

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below). “Landlord’s Hazardous Materials” shall mean any Hazardous Materials (A) located in, on, under or about the Premises prior to the Delivery Date, (B) brought upon the Premises by Landlord or any employees, agent or contractor of Landlord, or (C) which originated or migrated (or originate or migrate) from any adjoining or adjacent properties (except to the extent any of the Hazardous Materials described in items (A), (B) or (C) above are generated, used or transported, or knowingly or negligently exacerbated, released or disturbed, generated, by Tenant or its agents, employees, contractors, subcontractors, subtenants, affiliates, consultants, customers, assignees, licensees or invitees). Notwithstanding the foregoing, Exhibit E discloses that there are asbestos or asbestos containing materials located in the Premises (the “ACM’s”). With respect thereto, following receipt by Landlord of the Demo Plan, Landlord, at Landlord’s sole cost and expense, shall conduct an asbestos inspection and assessment of all areas of the Premises which will be disturbed (as disclosed on the Demo Plan) by a qualified asbestos professional, and, (i) Landlord shall, at Landlord’s expense, be responsible for remediating any ACM’s which have been discovered during such inspection and assessment to the extent required by applicable Environmental Requirements so that Tenant can perform the Tenant Improvements without any further remediation of ACMs (herein, the “Landlord ACM Work”); and (ii) Tenant shall be responsible to encapsulate or otherwise remediate any ACM’s in connection with any subsequent Alterations or improvements performed by Tenant to the extent (i) required by applicable Environmental Requirements, or (ii) required in connection with such Alterations or improvements.
31.    Rules and Regulations. Tenant shall, at all times during the Lease Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises so long as such rules and regulations do not (i) materially interfere with the Permitted Use of the Premises by Tenant, (ii) materially reduce Tenant’s rights under this Lease, (iii) materially increase Tenant’s obligations under this Lease, or (iv) prevent Tenant from using the Premises in the manner in which Tenant is using the same (so long as such use by Tenant is consistent with the Permitted Use). The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by third parties.
32.    Security Service. Tenant acknowledges and agrees that, while Landlord may (but shall not be obligated to) patrol the Premises, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall have the right, subject to Landlord’s reasonable consent, to install its own security system for the Premises, or for secured access to the Premises.
33.    Force Majeure. Except with respect to Tenant’s monetary obligations (including, without limitation, Tenant’s obligation to pay Base Rent, Operating Expenses and Parking Fees), neither Landlord nor Tenant shall be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord or Tenant, as applicable (“Force Majeure”).
34.    Entire Agreement. This Lease constitutes the complete and entire agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.
35.    Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as

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similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.
36.    Brokers. Tenant and Landlord each represents and warrants to the other that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker(s), if any, set forth in the Basic Lease Provisions above, and each party agrees to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to this leasing transaction. Landlord shall pay a commission to the brokers listed in the Basic Lease Provisions pursuant to a separate written agreement.
37.    Miscellaneous.
(a)    Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.
(b)    If and when included within the term “Tenant,” as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.
(c)    All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, with proof of delivery and postage prepaid, or by hand delivery and sent to the notice address for each party listed in the Basic Lease Provisions. Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.
(d)    Except as otherwise expressly provided in this Lease or as otherwise required by law, neither Landlord nor Tenant shall unreasonably withhold, delay or condition any consent or approval required of such party under this Lease.
(e)    Intentionally Deleted.
(f)    Except as expressly provided below in this Paragraph 37(f), neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Provided that Tenant is not then in default hereunder, upon request by Tenant, Landlord shall execute, acknowledge and deliver to Tenant a memorandum of lease (in form acceptable to Landlord) to be filed by Tenant, at Tenant’s sole cost and expense, in the public records of Los Angeles County. Notwithstanding the foregoing, prior to Landlord delivering any such memorandum of lease to Tenant, Tenant shall execute, acknowledge and deliver to Landlord, in recordable form, a memorandum of termination of lease, in such form as requested by Landlord, which memorandum of termination of lease Landlord agrees not to record until the expiration or earlier termination of the Lease (upon which event Landlord shall be authorized to record such memorandum of termination at Landlord’s sole cost and expense).
(g)    Each party acknowledges that it has had the opportunity to consult counsel with respect to this Lease, and therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.
(h)    The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.
(i)    Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.
(j)    Any amount not paid by Tenant within five (5) days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate

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permitted by applicable law or prime plus four percent (4%) per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.
(k)    Construction and interpretation of this Lease shall be governed by the laws of the state in which the Premises is located, excluding any principles of conflicts of laws.
(l)    Time is of the essence as to the performance of Tenant’s and Landlord’s respective obligations under this Lease.
(m)    All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda (other than the rules and regulations) and the terms of this Lease, such exhibits or addenda shall control. In the event of a conflict between the rules and regulations attached hereto and the terms of this Lease, the terms of this Lease shall control.
(n)    In the event either party shall commence an action to enforce any provision of this Lease, the prevailing party in such action shall be entitled to receive from the other party, in addition to damages, equitable or other relief, any and all costs and expenses incurred, including reasonable attorneys’ fees and court costs and the fees and costs of expert witnesses, and fees incurred to enforce any judgment obtained. This provision with respect to attorney’s fees incurred to enforce a judgment shall be severable from all other provisions of this Lease, shall survive any judgment, and shall not be deemed merged into the judgment. Tenant shall also reimburse Landlord for all costs incurred by Landlord in connection with enforcing its rights under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended, including without limitation, legal fees, experts’ fees and expenses, court costs and consulting fees.
(o)    There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.
(p)    To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises, Tenant shall promptly notify Landlord thereof in writing.
(q)    Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.
(r)    All providers of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems (“Telecommunications Services”) shall be required to comply with the rules and regulations of the Building, applicable Legal Requirements and Landlord’s commercially reasonable policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to a Tenant-related party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.
(s)    Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is and will remain during the Lease Term a duly formed and existing entity

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qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, that each person signing on behalf of Tenant is authorized to do so, and that Tenant’s organizational identification number assigned by the California Secretary of State is C2759233. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.
(t)    Landlord and Tenant agree that all administrative fees and late charges prescribed in this Lease are reasonable estimates of the costs that Landlord will incur by reason of Tenant’s failure to comply with the provisions of this Lease, and the imposition of such fees and charges shall be in addition to all of Landlord’s other rights and remedies hereunder or at law, and shall not be construed as a penalty.
(u)    Intentionally Deleted
38.    Intentionally Omitted.
39.    Limitation of Liability of Landlord’s Partners, and Others. Tenant agrees that any obligation or liability whatsoever of Landlord which may arise at any time under this Lease, or any obligation or liability which may be incurred by Landlord pursuant to any other instrument, transaction, or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of the constituent partners of Landlord or any of their respective directors, officers, representatives, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.
40.    OFAC. Tenant and Landlord each represents and warrants to the other that the representing party is currently in compliance with and shall at all times during the Lease Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), or other governmental action relating thereto.
41.    Easements; CC&R’s. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps, easement agreements and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not (i) interfere with the Permitted Use of the Premises by Tenant or a then current approved use, (ii) reduce Tenant’s rights under this Lease, (iii) increase Tenant’s obligations under this Lease, or (iv) prevent Tenant from using the Premises in the manner in which Tenant is using the same (so long as such use by Tenant is consistent with the Permitted Use). Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.
42.    Option to Extend. Landlord hereby grants to Tenant one (1) option to extend the Lease Term (each, an “Option”) for a period of five (5) years (the “Option Term”) commencing upon the expiration of the initial Lease Term, upon each of the following conditions and terms:
(a)    Tenant shall give to Landlord, and Landlord shall actually receive, on a date which is at least twelve (12) months and not more than fifteen (15) months prior to the then scheduled expiration date of the Lease Term, a written notice of Tenant’s exercise of the Option (the “Option Notice”), time being of the essence. If the Option Notice is not timely so given and received, the Option, and any subsequent Option (if any), shall automatically expire.
(b)    Tenant shall have no right to exercise an Option, notwithstanding any provision hereof to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice that an Event of Default has occurred and continuing until the noncompliance alleged in said notice of Event of Default is cured (provided, however, in no event shall the foregoing be interpreted to limit any rights or remedies of Landlord in connection with any such Event of Default, including the right of Landlord to terminate this Lease in accordance

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with the provisions of Paragraph 24 above), or (2) if, during the 12-month period of time immediately prior to the time that Tenant attempts to exercise the Option, Tenant has been in default in the payment of a monetary obligation or the performance of a non-monetary obligation on two or more occasions and Landlord has given notices of such default to Tenant under this Lease.
(c)    The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Option because of the provisions of Paragraph 42(b) above.
(d)    At Landlord’s sole election, all Option rights of Tenant under this Paragraph 43 shall terminate and be of no further force or effect, notwithstanding Tenant’s due and timely exercise of an Option, if, an Event of Default occurs subsequent to the date of the exercise of the Option and is not cured as of the commencement date of the Option Term (provided, however, in no event shall the foregoing be interpreted to limit any rights or remedies of Landlord in connection with any such Event of Default, including the right of Landlord to terminate this Lease in accordance with the provisions of Paragraph 24 above).
(e)    The Options granted to Tenant in this Lease are personal to the original Tenant named in this Lease (the “Original Tenant”) and any Tenant Affiliate to whom this Lease has been assigned, and may be exercised only by the Original Tenant and/or such Tenant Affiliate while occupying at least eighty-five percent (85%) of the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than the Original Tenant and/or any Tenant Affiliate to whom this Lease has been assigned. The Options herein granted to the Original Tenant and any Tenant Affiliate to whom this Lease has been assigned and are not assignable separate and apart from this Lease, nor may the Options be separated from this Lease in any manner, either by reservation or otherwise.
(f)    All of the terms and conditions of this Lease except where specifically modified by this Paragraph 42 or as otherwise stated to be applicable only to the initial Lease Term shall apply during each Option Term.
(g)    The monthly Base Rent payable during each Option Term shall be equal to one hundred percent (100%) of fair market rental rate (“FMRR”) for the Premises at the time of the commencement of the Option Term, and adjusted thereafter as provided. The term “FMRR” means the base rental rate, as of the date of Tenant’s exercise of each Option, equal to the face or stated rent, including all rental escalations and taking into account all operating expenses, additional rent and other charges (which are being paid by Tenant in addition to the Base Rent, as well as which are being paid by other tenants in addition to the base rental rate) at which tenants as of the commencement of the applicable Option Term are leasing comparable office space that are non-subleased, non-equity and on a renewal basis, in the area of Santa Monica bordered by Lincoln Boulevard on the east, Montana Avenue on the north, 4th Street on the west and Colorado Avenue on the south (“Comparable Buildings”) taking into consideration all concessions granted to renewal tenants in such Comparable Buildings, including abatements and allowances (but also and taking into account the value of the existing improvements in the Premises, such value of existing improvements to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by general office users (as contrasted to the Tenant)) (such transactions to herein be referred to a “Comparable Transactions”); provided, however, that no consideration shall be given to (1) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (2) any period of rental abatement (if any) granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable space. Thereafter during each Option Term the Minimum Rent shall be increased on each anniversary of the commencement of the Option Term at the market rate for escalations over the Base Rent for the prior year and if such prior year had any abatement or deductions in Minimum Rent the increase shall be calculated as though there was no such abatement or deduction. The FMRR shall be determined as of the beginning of the Option Term, as follows:
(1)    Promptly following receipt by Landlord of Tenant’s Option Notice, Landlord and Tenant shall attempt to reach agreement on the FMRR for the Option Term, which FMRR shall be set in accordance with the criteria described above. If Landlord and Tenant are able to agree on the FMRR for the Option

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Term, Landlord and Tenant shall immediately execute an amendment to this Lease stating the FMRR for the Option Term.
(2)    If agreement cannot be reached within thirty (30) days following receipt by Landlord of Tenant’s Option Notice, then both Landlord and Tenant shall each immediately make a reasonable determination of the FMRR (using the criteria set forth in Paragraph 42(g) above), including then current market periodic Base Rent adjustments during the Option Term, and submit such determination in writing to each other within 5 days thereafter.
(3)    Within forth-five (45) days following receipt by Landlord of Tenant’s Option Notice, Landlord and Tenant shall each select a broker (“Consultant”) (each “Consultant” shall be a licensed California real estate broker with at least ten (10) years of current commercial real estate experience in the market area of the Premises of their choice to act as an arbitrator. The two Consultants so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator. If they are unable to agree on the third Consultant., either of the parties to this Lease, by giving ten (10) days’ notice to the other party, may apply to the presiding judge of the court of the County in which the Premises are located, for the selection of a third Consultant who meets the qualifications stated in this paragraph. The third broker, however selected, shall be a person who has not previously acted in any capacity for either party.
(4)    The three (3) Consultants shall within thirty (30) days of the appointment of the third party Consultant reach a decision as to what the actual FMRR for the Premises is (using the criteria set forth in Paragraph 42(g) above), and whether Landlord’s or Tenant’s submitted FMRR is the closest thereto. The decision of a majority of the arbitrators shall be binding on the parties. The submitted FMRR which is determined by a majority of the arbitrators to be the closest to the actual FMRR shall thereafter be used by the parties.
(5)    If either of the parties fails to appoint a Consultant within the specified forty-five (45) days, the Consultant timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the parties.
(6)    The entire cost of such arbitration shall be paid by the party whose submitted FMRR is not selected, i.e., the one that is NOT the closest to the actual FMRR.
(h)    If the Base Rent for an Option Term has not been determined by the commencement date of the Option Term, then until such Base Rent is determined, Tenant shall pay Base Rent to Landlord at the rate in effect immediately preceding the Option Term, and if the actual Base Rent for the Option Term is determined to be other than as theretofore paid, then within fifteen (15) days after the determination of such Base Rent, Tenant shall pay to Landlord the difference or Landlord shall refund to Tenant the difference, as applicable, for each month of the Option Term for which Base Rent has already become due.
43.    Deck Space.
(a)    The parties acknowledge that the Premises includes certain exterior deck space attached to the Building (the “Deck Space”), as identified in Exhibit A attached hereto. The Deck Space constitutes a portion of the Premises, for all purposes of this Lease and Tenant’s obligations under the Lease (including, without limitation, Tenant’s indemnification obligations under the Lease and Tenant’s obligations to comply with all Legal Requirements), except in the determination of the amount of rentable square feet in the Premises as used to determine the amount of the Base Rent, Operating Expenses and any improvement allowance (including, without limitation, the Tenant Improvement Allowance). Any reference in the Lease to the “Premises” or words of similar import shall mean the Premises, inclusive of the Deck Space, unless the context clearly indicates otherwise. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for maintaining the Deck Space to the same standards required by the Lease for the remainder of the Premises. Should Tenant fail to maintain the Deck Space to the same standards required by the Lease for the remainder of the Premises, then Landlord shall have the right, but not the obligation, to perform such maintenance and/or make such repairs in accordance with the provisions of the Lease governing Landlord’s cure of Tenant’s failure to perform.

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(b)    The Deck Space may be used by Tenant as a daily amenity of the Building and to hold events in connection with the Permitted Use of the Premises as set forth in the Lease, consistent with the Permitted Use of the Premises and the character of the Building as a first-class office building. Tenant shall not operate or permit to be operated any musical, sound or vibration-producing instrument or device in a manner which in any way violates any Legal Requirements or the rules and regulations established by Landlord from time to time. Tenant’s on-site management shall immediately comply with Landlord’s reasonable requests concerning reduction of the volume of such music and/or instrument(s) if Landlord receives any complaints from any governmental authority relating to same. Notwithstanding anything to the contrary contained in this Lease, as a condition precedent to any right of Tenant to play live or recorded music from the Deck Space, Landlord expressly reserves the right to require Tenant, at Tenant’s sole cost and expense, at any time during the Lease Term, to install sound attenuation measures on the Deck Space reasonably acceptable to Landlord so as cause such live or recorded music to be played in compliance with all Legal Requirements. Without limiting the foregoing, the following events and uses of the Deck Space are deemed inconsistent with the character of the Building as a first-class office building and are strictly prohibited: raves, night clubs, and/or any other use that constitutes a legal nuisance. Under no circumstances is Tenant permitted to assign the rights to hold such events on the Deck Space to any third party promoter of clubs or parties to use the Deck Space for events unrelated to the Permitted Use. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for obtaining insurance (including, without limitation, the insurance required under Paragraph 43(c) below) and any and all governmental approvals and permits that may be required by any governmental authority with jurisdiction over the Building for such events.
(c)    In the event that Tenant elects to serve (or permits to be served) beer, wine and/or other alcoholic beverages on the Deck Space, Tenant shall, at its sole cost and expense, obtain and maintain (and Tenant shall cause any other parties serving beer, wine and/or other alcoholic beverages [if not Tenant] to obtain and maintain) any necessary licenses and/or permits for same (if any such licenses and permits are in fact required by governmental authorities with jurisdiction), and shall at all times comply (and Tenant shall ensure such other parties comply) with Legal Requirements related to the serving of beer, wine and other alcoholic beverages on the Deck Space. At all times during the Lease Term during which Tenant holds (or permits to be held) events that offer beer, wine, or other alcoholic beverages of any kind from the Deck Space, Tenant at its expense, shall maintain (and shall cause any other parties holding the event [if not Tenant] to maintain) an insurance policy or endorsement covering liability related to the service of beer, wine and other alcoholic beverages, which policy or endorsement shall include Landlord (and Tenant, if Tenant is not the party holding the event) as an additional insured. The parties acknowledge and agree that Tenant’s indemnification obligations under this Lease includes any Claims arising out of or relating to the serving of beer, wine and other alcoholic beverages on the Deck Space by Tenant and/or any other party (including, but not limited to, claims for damage to property or injury to persons occurring elsewhere than in, on or upon the Premises and/or the Building). By way of example, and not of limitation, such indemnification obligations shall include indemnifying Landlord and Landlord’s agents, employees and contractors for claims by a third party that may have been injured or harmed outside of the Building by another party that was served beer, wine or other alcoholic beverages at the Premises.
(d)    Subject to Tenant’s right to hold events in connection with the Permitted Use of the Premises (as governed by Paragraph 43(b) above), the rights herein granted to Tenant are not assignable separate and apart from the Lease, nor may the rights to the Deck Space be separated from the Lease in any manner, either by reservation or otherwise.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first set forth above.
LANDLORD:
HUDSON 604 ARIZONA, LLC,
a Delaware limited liability company

By:	Hudson Pacific Properties, L.P. a Maryland limited partnership
Its:	Sole Member

	By:	Hudson Pacific Properties, Inc., a Maryland corporation
General Partner

		By:	/s/ Mark T. Lammas

		Name:	Mark T. Lammas

		Title:	Chief Operating Officer, Chief Financial Officer & Treasurer
TENANT:
ZIPRECRUITER, INC.,
a Delaware corporation

By:	/s/ Ian Siegel

Name:	Ian Siegel

Title:	CEO

By:	/s/ David Feldman

Name:	David Feldman

Title:	Chief Business Officer

Zip Recruiting/604 Arizona/Hudson-ZipRecruiter Lease

RULES AND REGULATIONS
In the event of a conflict between the following Rules and Regulations and the terms of the Lease to which this Addendum is attached, the terms of the Lease shall control,
1.    The sidewalk, entries, and driveways of the Premises shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.
2.    [Intentionally Omitted].
3.    Tenant shall not disturb the occupants of any buildings adjoining the Premises by the use of any radio or musical instrument or by the making of loud or improper noises.
4.    Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Premises.
5.    Parking any type of recreational vehicles is specifically prohibited on or about the Premises, except in compliance with Legal Requirements. No vehicle of any type shall be stored in the parking areas at any time, except in compliance with Legal Requirements. In the event that a vehicle is disabled, it shall be removed within 48 hours. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.
6.    Tenant shall not wash or service any vehicles in or about the Premises, except in compliance with Legal Requirements.
7.    Tenant shall maintain the Premises reasonably free from rodents, insects and other pests.
8.    Landlord reserves the right to exclude or expel from the Premises any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Premises.
9.    Tenant shall not smoke or carry lighted cigarettes or cigars on the Premises, except outside the Premises in compliance with Legal Requirements.
10.    Tenant shall not, without Landlord’s prior written consent (which consent may be granted or withheld in Landlord’s absolute discretion), allow any employee or agent to carry any type of gun or other firearm in or about any of the Premises.
11.    Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles (except to the extent such activities are permitted by Legal Requirements), or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.
12.    All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.
13.    No auction, public or private, will be permitted on the Premises.
14.    No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.
15.    The Premises shall not be used for any illegal purposes or for any purpose other than the Permitted Use specified in the Lease.

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16.    Tenant shall not operate any equipment in the Premises which causes unusual vibrations, noise or air wave interference to be transmitted outside the Premises.

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EXHIBIT A
PREMISES
The plan below is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.
First Floor

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Second Floor

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Third Floor

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EXHIBIT A-1
DESCRIPTION OF LAND

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EXHIBIT B
INTENTIONALLY OMITTED

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EXHIBIT C
TENANT WORK LETTER
(Tenant to Construct Improvements)
This Tenant Work Letter shall set forth the terms and conditions relating to the construction of initial improvements to Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises.
SECTION 1
BASE BUILDING
The “Base Building” shall consist of those portions of the Premises which were in existence prior to the construction of Tenant Improvements in the Premises pursuant to this Tenant Work Letter. Prior to the Delivery Date, Landlord shall perform the following work (“Landlord’s Work”), at Landlord’s sole cost and expense.
1.1    Landlord shall make all alterations to the Base Building required to remedy any Existing Violations, including but not limited to the following:
1.1.1    Remedy all violations identified in that certain Notice of Violation dated October 30, 2015 from the City of Santa Monica which existed prior to the Delivery Date.
1.1.2    Cause the Base Building to be in compliance with the Americans With Disabilities Act (“ADA”), ADA violations in 3rd floor restrooms cited by the City of Santa Monica.
1.1.3    Corrections of violations identified by City of Santa Monica relating to the previous tenant’s construction in the Base Building.
1.2    Cause glass exit doors to the Deck Space to swing in (rather than out).
1.3    Replace wood deck structure on the Deck Space with Trex decking.
1.4    Provide a legal means of egress to meet Legal Requirements for the Deck Space in accordance with the site plan attached as Exhibit A.
1.5    Perform all work to deliver the roof in a water-tight condition.
1.6    Upgrade the current HVAC system from pneumatic to DDC system.
1.7    Perform all repairs and maintenance necessary to deliver the mechanical, electrical, plumbing, sanitary, sprinkler, heating, HVAC, security, life-safety, elevator and other service systems or facilities of the Base Building (inclusive of all lighting and electrical outlets) in good condition and repair and working order.
SECTION 2
TENANT IMPROVEMENTS
2.1    Tenant Improvement Allowance and Additional Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (“Tenant Improvement Allowance”) in the amount of One Million Nine Hundred Ninety-One Thousand Seven Hundred Dollars ($1,991,700.00) (based upon $45.00 per rentable square foot of the Building) for the cost relating to the initial design and the actual cost of constructing the Tenant’s improvements, which are permanently affixed to the Premises and approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (“Tenant Improvements”). Subject to the terms and conditions contained herein, Tenant may use any unused and unallocated portion of the Tenant Improvement Allowance (up to a maximum of One Hundred Ninety-Nine Thousand One Hundred Seventy Dollars $199,170.00 (based upon $4.50 per rentable square foot of the Building) towards reimbursement of Tenant’s accrual and reasonable out-of-pocket

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costs paid to unaffiliated third parties for the installation of voice/data cabling, security equipment, and signage/graphics to be used by Tenant within the Premises.
2.2    Disbursement of the Tenant Improvement Allowance and Additional Allowance.
2.2.1    Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance (and the Additional Allowance, if applicable) shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”):
2.2.1.1    The payment of plan check, permit, architects, engineers, project management and license fees relating to construction of the Tenant Improvements;
2.2.1.2    The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs and trash removal costs, and contractors’ fees and general conditions;
2.2.1.3    The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;
2.2.1.4    The cost of any changes to the Construction Drawings or Tenant Improvements required by applicable building codes (collectively, the “Code”);
2.2.1.5    Sales and use taxes and Title 24 fees;
2.2.1.6    Intentionally Deleted; and
2.2.1.7    Notwithstanding anything to the contrary set forth herein, costs for the payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, shall not exceed an aggregate amount of $10.00 per rentable square foot of the Building; and
2.2.1.8    All other costs to be expended by Tenant and reasonably approved by Landlord in connection with the construction of the Tenant Improvements.
2.2.2    Disbursement of Tenant Improvement Allowance and Additional Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance (and the Additional Allowance, if applicable) for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows:
2.2.2.1    Monthly Disbursements. On or before the twenty-fifth (25th) day of each calendar month, during the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of “Tenant’s Agents,” as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents in a form reasonably acceptable to Landlord; and (iv) all other information reasonably requested by Landlord. Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and /or the materials supplied as set forth in Tenant’s payment request. On or before the last day of the following month, Landlord shall deliver a check to Tenant made payable to Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance and Additional Allowance, if applicable (not including the Final Retention), provided that Landlord does not dispute any request for payment based on a non-compliance of any work with the “Approved Working Drawings,” as that term is defined in Section 3.2 below, or due to any substandard work. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

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2.2.2.2    Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the recording of the Notice of Completion, provided that (i) Tenant delivers to Landlord lien waivers and releases in form and content reasonably acceptable to Landlord, (ii) Landlord has reasonably determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Premises, or the structure or exterior appearance of the Premises, and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.
2.2.2.3    Other Terms. Except as expressly provided to the contrary in Section 2.l above, Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance and Additional Allowance (if applicable) to the extent costs are incurred by Tenant for Tenant Improvement Allowance Hems. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance or Additional Allowance has been made available shall be deemed Landlord’s property under the terms of the Lease.
SECTION 3
CONSTRUCTION DRAWINGS
3.1    Selection of Architect/Construction Drawings. Tenant shall retain an architect reasonably approved by Landlord (the “Architect”) to prepare the Construction Drawings. Landlord hereby approves of RAPT Studios as Tenant’s Architect. Tenant shall retain the engineering consultants selected by Tenant and reasonably approved by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life-safety, and sprinkler work in the Premises which work is not part of the Base Building. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings”. All Construction Drawings shall comply with the drawing format and specifications reasonably acceptable to Landlord. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth.in the Lease shall specifically apply to the Construction Drawings.
3.2    Approved Working Drawings. Landlord shall approve (or disapprove with reasonably detailed explanation of the basis therefor), which approval shall not be unreasonably withheld, conditioned or delayed, working drawings prepared by Architect within ten (10) business days after Landlord receives the final Working Drawings (the “Approved Working Drawings”). Tenant shall submit the same to the applicable governmental agencies and diligently pursue its receipt of all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings (other than non-material field changes) may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed.
3.3    Landlord’s Premises Drawing Contribution. In addition to the Tenant Improvement Allowance, Landlord shall contribute an amount not to exceed Six Thousand Six Hundred Thirty-Nine ($6,639.00) (based upon $0.15 per rentable square foot of the Building) (“Landlord’s Premises Drawing Contribution”) toward the cost of a preliminary analysis and fit plan to be prepared by the Architect, and no portion of the Landlord’s Premises

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Drawing Contribution, if any, remaining after completion of the Tenant Improvements shall be available for use by Tenant. Tenant shall deliver one (1) hard copy and one (1) electronic copy of the preliminary space plan to Landlord within fifteen (15) days after Tenant’s execution of the Lease (the “Space Plan Delivery Date”). Landlord shall disburse such Landlord’s Premises Drawing Contribution amount within thirty (30) days of written request by Tenant accompanied by an invoice and proof of payment from the Architect for such work.
3.4    Landlord’s Engineering As-Built Survey Contribution. In the absence of existing base building as-built or original engineering plans, Landlord shall contribute an amount not to exceed fifty percent (50%) of Six Thousand Six Hundred Thirty Nine Dollars ($6,639) which shall be additional tenant improvement allowance. The “Landlord’s Engineering As-Built Survey Contribution” shall be specifically for the site assessment and documentation of existing MEP infrastructure which serves the Premises. Landlord shall disburse such Landlord’s Engineering As-Built Survey Contribution amount within thirty (30) days of written request by Tenant accompanied by an invoice and proof of payment from the MEP Engineer for such work.
SECTION 4
CONSTRUCTION OF THE TENANT IMPROVEMENTS
4.1    Tenant’s Selection of Contractors.
4.1.1    The Contractor. A general contractor or contractors (collectively, “Contractor”) shall be retained by Tenant to construct the Tenant Improvements and Tenant shall contract directly with such Contractor(s). Landlord shall file a Notice of Non-Responsibility regarding payments under Tenant’s contract with the Contractor(s). Such Contractor(s) shall be selected by Tenant from a list of general contractors supplied by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.
4.1.2    Tenant’s Agents. All major subcontractors used by Tenant (such major subcontractors and the Contractor to be known collectively as “Tenant’s Agents”) must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord does not approve any of Tenant’s proposed major subcontractors, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord’s written approval pursuant hereto. Without limiting the foregoing, Tenant shall be obligated to use Landlord’s subcontractors to perform work to or affecting the fire/life/safety energy management systems or any of the other systems of the Building provided such subcontractors charge competitive rates. Notwithstanding anything in the contrary contained herein, Tenant shall not be required to utilize union labor in the construction of the Tenant Improvements, provided that if Tenant uses non-union labor with respect to any trades covered by the Carpenters’ Union, then without limiting any of the other terms and conditions of the Lease, any delays in the completion of the Tenant Improvements or additional costs or liabilities incurred due to union related picketing or other activities resulting from the use of non-union labor shall be solely borne by Tenant.
4.2    Construction of Tenant Improvements by Tenant’s Agency.
4.2.1     Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its approval with regard to proper insurance and licensing requirements, and which approval shall not be unreasonably withheld, conditioned or delayed by more than five (5) business days after Landlord’s receipt of the Contract. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the “Final Costs”). In the event that the Final Costs are greater than the amount of the Tenant Improvement Allowance (the “Over-Allowance Amount”), then Tenant shall pay a percentage of each amount requested by the Contractor or otherwise to be disbursed under the Work Letter, which percentage shall be equal to the Over-Allowance Amount divided by the amount of the Final Costs, and such payments by Tenant (the “Over-Allowance Payments”) shall be a condition to Landlord’s obligation to pay any amounts from the Tenant Improvement Allowance. In the event that, after the breakdown of Final Costs has been delivered by Tenant to Landlord, the costs relating to the design and construction of the Tenant Improvements shall change, any additional

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costs necessary for such design and construction in excess of the Final Costs shall be added to the Over-Allowance Amount and the Final Costs, and the Over-Allowance Payments shall be recalculated in accordance with the terms of the immediately preceding sentence. In connection with any payment of the Over-Allowance Amount made by Tenant pursuant to this Section 4.2.1, Tenant shall provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), (iii) and (iv) of this Tenant Work Letter, above. Notwithstanding anything set forth in the Work Letter to the contrary, (i) in no event shall Landlord be responsible for costs in excess of the Tenant Improvement Allowance, and (ii) construction of the Tenant Improvements shall not commence until (a) Landlord has approved (or deemed to have approved) the Contract, and (b) Tenant has procured and delivered to Landlord a copy of all permits for the applicable Tenant Improvements. Tenant shall be responsible for all costs incurred in connection with the construction of the Tenant Improvements in excess of the Tenant Improvement Allowance; provided that Tenant shall continue to provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), (iii) and (iv) of this Work Letter.
4.2.2    Tenant’s Agents.
4.2.2.1    Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in substantial accordance with the Approved Working Drawings; (ii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord’s project manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of Landlord, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.
4.2.2.2    Indemnity. Tenant’s indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any permit or certificate of occupancy for the Premises.
4.2.2.3    Requirements of Tenant’s Agents. Each of Tenant’s Agents shall guarantee to Tenant that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant’s Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or any portion of the Premises that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit Tenant.
4.2.2.3.1    Lien-Free Basis. Tenant’s Contractor and agents shall perform all work on a lien-free basis. If a lien is filed or recorded against the Premises due to, or in any way associated with, the construction of the Tenant Improvements, Tenant agrees to have such lien released of record (in compliance with Legal Requirements) within fifteen (15) days of Landlord’s notice to Tenant regarding same. If Tenant fails to cause the release of such lien within such fifteen (15) day period to Landlord’s satisfaction, Landlord may cause the removal of such lien by the filing of a surety bond of a responsible licensed California corporate surety in the amount and manner sufficient to release the Premises from the charge of the lien as contemplated by Section 8424 of the California Civil Code, and Tenant agrees to repay Landlord for all costs and expenses incurred by Landlord to

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release the lien within ten (10) business days of Landlord’s request therefor, and such amount shall be considered Additional Rent due under the Lease.
4.2.2.4    Insurance Requirements.
4.2.2.4.1    General Coverages. All of Tenant’s Agents shall carry insurance that complies with the requirements set forth on Schedule 1 attached hereto. Notwithstanding anything to the contrary contained in Schedule 1 attached hereto, Landlord hereby approves of Tenant’s Agents (i.e. subcontractors) maintaining (a) Commercial General Liability insurance on an occurrence basis equal to the greater of (i) $3,000,000 for each occurrence, $3,000,000 general aggregate, and $3,000,000 Products and Completed Operations aggregate, or (ii) such Tenant’s Agents current limits carried, and (b) Automobile Liability in an amount not less than $3,000,000 Combined Single Limit, which must include Owned (Long Term Leased), Employer’s Non-Owned and Hired Automobile Coverage.
4.2.2.4.2    Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount reasonably approved by Landlord covering the construction of the Tenant Improvements, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant’s Agents shall carry excess liability and Products and Completed Operating Coverage insurance, each in amounts not less than $500,000 for each incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.
4.2.2.4.3    General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense, unless arising from the negligence or intentional acts of Landlord. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for one (1) year following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter.
4.2.3    Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) material manufacturer’s specifications.
4.2.4    Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements because they are not in compliance with the provisions of this Work Letter, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord.
4.2.5    Meetings. Commencing upon the execution of this Lease, Tenant and Landlord shall hold meetings as required at a reasonable time, with the Architect and the Contractor regarding the progress of the

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preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by the parties, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord’s request, certain of Tenant’s Agents shall attend such meetings. One such meeting each month shall include the review of Contractor’ s current request for payment.
4.3    Notice of Completion: Copy of “As Built” Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so within ten (10) days after written notice form Landlord, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (C) to deliver to Landlord two (2) sets of copies of such as-built or field corrected drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises; and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises which are the subject of Landlord’s obligations to repair and maintain.
SECTION 5
MISCELLANEOUS
5.1    Tenant’s Representative. Tenant has designated Amy Klimek as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.
5.2    Landlord’s Representative. Landlord shall designate an individual as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.
5.3    Time of the Essence in This Tenant Work Letter. Time is of the essence with respect to the performance by Tenant of every provision of this Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.
5.4    Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default as described in the Lease or this Tenant Work Letter has occurred at any time, then in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Additional Allowance and/or Landlord may cause Contractor to cease the construction (in which case, Tenant shall be responsible for any day in the substantial completion caused by such work stoppage); provided that promptly following the cure by Tenant of any such Event of Default, any previously unpaid Tenant Improvement Allowance or Additional Allowance which is otherwise due and owing by Landlord to Tenant shall be paid to Tenant.
5.5    Additional Services. If the construction of the Tenant Improvements shall require that additional services or facilities (including, but not limited to, hoisting, cleanup or other cleaning services, trash removal, field supervision, or ordering of materials) be provided by Landlord, then Tenant shall pay Landlord for such items at Landlord’s cost or at a reasonable charge if the item involves time of Landlord’s personnel only. Notwithstanding the foregoing, during construction of the Tenant Improvements, Landlord shall not charge Tenant for any cost for utilities, elevator usage, or for any parking charges for contractors, vendors, or Tenant during construction.
5.6    Construction Defects. Landlord shall have no responsibility for the Tenant Improvements and Tenant will remedy, at Tenant’s own expense, and be responsible for any and all defects in the Tenant Improvements that may appear during or after the completion thereof whether the same shall affect the Tenant Improvements in particular or any parts of the Premises in general. Tenant shall indemnify, hold harmless and

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reimburse Landlord for any costs or expenses incurred by Landlord by reason of any defect in any portion of the Tenant Improvements constructed by Tenant or Tenant’s contractor or subcontractors, or by reason of inadequate cleanup following completion of the Tenant Improvements.
5.7    Coordination of Labor. Prior to the Delivery Date, all of Tenant’s contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord’s contractors with respect to any portion of the Premises.
5.8    Freight Elevators, Utilities and Parking. During the period of construction of the Tenant Improvements, Landlord shall allow Tenant and Tenant’s Agents nonexclusive freight elevator service at no cost to Tenant, subject to reasonable scheduling by Landlord, use of Premises utilities during normal Premises hours without charge, and free parking in the Premises parking facility.
5.9    Additional Services. If the construction of the Tenant Improvements shall require that additional services or facilities (including, but not limited to, hoisting, cleanup or other cleaning services, trash removal field supervision, or ordering of materials) be provided by Landlord at Tenant’s specific request, then Tenant shall pay Landlord for such items at Landlord’s cost or at a reasonable charge if the item involves time of Landlord’s personnel only. Electrical power shall be available to Tenant 24 hours per day, 7 days per week, and heating, ventilation and air conditioning shall be available to Tenant during normal business hours for construction purposes at no charge to Tenant.
5.10    Approval of Plans. Landlord will not check Tenant drawings for building code compliance. Approval of the Construction Drawings by Landlord is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Tenant’s responsibility to meet and comply with all federal, state, and local code requirements. Approval of the Construction Drawings does not constitute assumption of responsibility by Landlord or its architect for their accuracy, sufficiency or efficiency, and Tenant shall be solely responsible for such matters.
5.11    Intentionally Deleted.

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SCHEDULE 1
INSURANCE REQUIREMENTS FOR
CONSTRUCTION CONTRACT
Contractor must maintain the following minimum insurance over the duration of the service:
LIABILITY INSURANCE
Contractor shall maintain the following insurance coverage, at the minimum types and amounts of insurance set forth below, insuring Contractor, its employees, agents and designees, which insurance shall be placed with insurance companies rated, at a minimum, “A-VIII” by Best’s Key Rating Guide, and shall incorporate the provisions requiring the giving of written notice to Owner at least thirty (30) days prior to the cancellation, non-renewal, or material modification of any policies as evidenced by return receipt of United States certified mail :
a)    Coverage for Contractor, any subcontractor, or anyone directly or indirectly employed by either of them, including commercial general liability insurance on an occurrence basis. For bodily injury liability and property damage liability, Contractor shall maintain coverage of $6,000,000 for each occurrence and $6,000, 000 general aggregate.
b)    Commercial general liability insurance, including Blanket Contractual Liability, Products/Completed Operations, Independent Contractors and Personal Injury. If the policy is subject to a “general aggregate”, it must contain a “per job” or “per location” aggregate extension with respect to work for Owner.
c)    For automobile liability, Contractor must carry Bodily Injury Liability and Property Damage Liability in an amount not less than $6,000,000 Combined Single Limit, and the insurance must include Owned (Long-Term Leased), Employer’s Non-Owned and Hired Automobile Coverage.
Notwithstanding the foregoing, the above limits can be achieved by a combination of primary and excess (umbrella) liability coverage.
d)    Workers compensation coverage, in compliance with applicable law for the State which the Property is located, and a minimum policy of $1,000,000 for employer’s liability.

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EXHIBITD
ANIMAL RULES AND REGULATIONS
Conditional Authorization for Dogs.
Tenant shall be permitted to have at the Premises up to twenty (20) dogs (each individually a “Dog” and collectively, the “Dogs”), and no other animals, subject to the following:
1.    Revocable Permission. Tenant’s permission to bring any particular Dog to the Premises may be revoked by Landlord for any reason Landlord deems appropriate, in its reasonable. Landlord reserves the right to deny access or permission to Tenant for any Dog due to its breed, or mix with a breed with a history of aggressive behavior.
2.    Specifically Prohibited Breeds: No “potentially dangerous dog” or “vicious dog” (as such terms are defined in Section 31602 and Section 31603 [respectively] of the Food and Agricultural Code of California) shall be permitted in the Premises and/or the Premises. In addition, the following specific breeds of dogs (or dogs mixed with these breeds) are not permitted on the Premises except to the extent the same are licensed service animals and are being utilized by Tenant, its agents, employees, contractors, subtenants, and/or invitees for such purpose. Landlord reserves the right to change or add to such list at any time and from time to time:
Pit Bulls (aka American Staffordshire Terriers, Staffordshire Bull Terriers, or American Pit Bull Terriers), Bull Terriers, Bull Mastiffs, German Shepherds, Huskies, Malamutes, Doberman Pinschers, Rottweilers, Chow Chows, Rhodesian Ridgebacks, and any wolf, coyote or other wild dog breed mix. Dogs must be contained in an area so as not to interfere with any maintenance service which has been requested. Under no circumstances shall any other animals or any wild animals be permitted, including, by way of example only and without limitation, any birds, chinchillas, ferrets, fish, iguanas, monkeys, pot-bellied pigs, rabbits, raccoons, rodents of any kind, skunks, snakes, weasels or reptiles of any kind, tarantulas, scorpions or spiders of any kind.
3.    Cleaning and Repairs. Tenant shall be solely liable for the entire amount of all damage of any kind to property arising out of the presence of any Dog permitted by Tenant to be brought or onto the Premises (including, without limitation, the parking structure serving the Premises). If any portion of the Premises cannot be satisfactorily cleaned or repaired, Tenant shall pay for complete replacement of such portion of the Premises. Dog odors, stains, and claw or tooth marks shall be considered “extraordinary damage” and not a part of “normal wear and tear” at the Premises.
4.    Injuries. Tenant shall be strictly and solely liable for the entire amount of any injury of any kind to persons or property caused by or arising out of the presence of any Dog permitted by Tenant to be brought or onto the Premises (including, without limitation, the parking structure serving the Premises) any Dog, and Tenant shall indemnify, defend and hold harmless Landlord, with counsel acceptable to Landlord, for all liability, losses, claims, demands, damages, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees), resulting from same.
5.    Nuisance. Tenant agrees that no Dog shall be permitted to create a public nuisance or to disturb the rights, comforts and conveniences of any neighboring buildings’ tenants, permittees or invitees. The foregoing shall apply whether the Dog is inside or outside of the Building.
6.    Sanitary Problems. Dogs must be housebroken. No Dog may be allowed to urinate or defecate on any unprotected car, vinyl floor, or hardwood floor inside the Premises. Tenant shall not permit the Dog to defecate or urinate anywhere on the Premises, including patio areas, walkways, stairs, stairwells, parking lots, grassy areas, or other places and must take their Dog off the property for that purpose. If Dog defecation occurs anywhere on the Premises (including fenced yards for Tenants’ exclusive use), Tenants shall be responsible for the immediate removal of waste and repair of any damage. In additional Tenant shall require the caretaker of any Dog to have a sanitary waste remover, commonly known as a “Pooper

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Scooper” or “Dog Scooper” or other waste removal supplies on hand at all times while walking the Dog outside the Premises, and Tenant agrees to remove and properly dispose of any Dog waste.
7.    Tethering. Dogs shall not be tied to any fixed object outside the Premises, including any patio areas, walkways, stairs, stairwells, parking lots, grassy areas, or any other part of the Premises.
8.    Feeding of Dogs. Dog food or water may not be left unattended on the interior or exterior of the premises at any time.
9.    Intentionally Deleted.
10.    Additional Rules. Landlord reserves the right to make reasonable changes and additions to the above Dog Rules from time to time.
11.    Violation of Rules. If any rule or provision of these Rules is violated by Tenant or Tenant’s guests or occupants in the reasonable judgment of Landlord, Tenant shall immediately and permanently remove the Dog from the Premises upon written notice from Landlord’s representative; and Landlord shall have all other rights and remedies set forth in the Lease.
12.    Complaints About Dog. Tenant agrees to immediately and permanently remove the Dog from the Premises if Landlord, in Landlord’s reasonable discretion, determines that the Dog is creating a public nuisance.
13.    Surrender. Upon surrender of the Premises at the expiration or earlier termination of the Lease, Tenant shall pay for defleaing, deodorizing, and/or steam cleaning regardless of how long the Dog occupied the Premises.

Ex. D—Page 2
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EXHIBIT E
ENVIRONMENTAL DISCLOSURE
604 ARIZONA
CONSTRUCTION CONTRACT
Schedule 2
(v)    Based on the survey reports by Owner, known ACM and Presumed ACM has been identified in the locations listed below:
(b)    List of records and reports available to the Owner:
The foregoing is a summary of the operations and maintenance plan and test results for known ACM. Copies of the following can be reviewed at the Management Office:
a)    Limited Environmentally-Regulated Materials (ERMS) Screening Report, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated July 5, 2011.
b)    Asbestos Operations and Maintenance Program, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated December 27, 2011.
c)    Limited Asbestos & Lead Bulk Sampling Letter Report, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated September 21, 2012.
d)    Limited Asbestos Bulk Sampling Letter Report, - Additional Sampling 2nd & 3rd Floors, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated December 19, 2012.
e)    Lead-Containing Paint Operations and Maintenance Program, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated December 20, 2012.
f)    Limited Asbestos Bulk Sampling Letter Report - Additional Sampling Roof Penthouse, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services Inc. dated March 25, 2013.
g)    Asbestos & Lead Close-Out Documentation — 2nd Floor Window Repair Project, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated May 14, 2013.
h)    Asbestos Close-Out Documentation — Roof, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated January 22, 2014.
i)    Asbestos & Lead Close-Out Documentation – 3rd Floor Window Removal, 604 Arizona Avenue, Santa Monica, California by Citadel Environmental Services, Inc. dated May 17, 2016.

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You may also contact the Hudson 604 Arizona, LLC representative designated below, for more detailed information.
CONTACT: DEANNA EVERIDGE    PHONE: (310) 361-0120

We have received and reviewed a copy of Asbestos to Tenants and Vendors. We will contact the Property Manager with any questions or concerns.

Signature	Date

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